FILE NOS. 33-11981 AND 811-05009
AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 2006

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 21	☑

AND/OR REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 24	☑
COLORADO BONDSHARES — A TAX-EXEMPT FUND
(Exact Name of Registrant as Specified in Charter)
1200 SEVENTEENTH STREET, SUITE 850, DENVER, COLORADO 80202
(Address of Principal Executive Offices, Zip Code)
(303) 572-6990 (800) 572-0069 (OUTSIDE OF DENVER)
(Registrant’s Telephone Numbers, Including Area Code)
FRED R. KELLY, JR.
1200 SEVENTEENTH STREET, SUITE 850
DENVER, COLORADO 80202
(Name And Address of Agent for Service)
Copy to:
ROBERT J. AHRENHOLZ, ESQ.
KUTAK ROCK LLP 1801 CALIFORNIA STREET, SUITE 3100
DENVER, COLORADO 80202
It is proposed that this filing will become effective (check appropriate box):
☑	immediately upon filing pursuant to paragraph (b).
☐	on (date) pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☐	on (date) pursuant to paragraph (a)(2) of rule 485.
     If appropriate check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OR AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. A RULE 24f-2 NOTICE FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005 WAS FILED ON DECEMBER 29, 2005.

COLORADO BONDSHARES
A TAX-EXEMPT FUND
PROSPECTUS
January 30, 2006
   Colorado BondShares — A Tax-Exempt Fund is a diversified, open-end mutual fund that invests your money in tax-exempt bonds and other tax-exempt securities, including tax-exempt notes and tax-exempt municipal leases of the State of Colorado, its political subdivisions, municipalities and public authorities.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

RISK/ RETURN SUMMARY
Investments, Risk and Performance
Fund Investment Objectives/ Goals
   Colorado BondShares — A Tax-Exempt Fund (the “Fund”) is a diversified, open-end mutual fund whose primary goal is to maximize income that is exempt from both federal and Colorado state income taxes while simultaneously preserving capital. The Fund also seeks opportunities for capital appreciation.
Principal Investment Strategies of the Fund
   We will invest in tax-exempt bonds and other tax-exempt securities, including tax-exempt notes and tax-exempt municipal leases of the State of Colorado, its political subdivisions, municipalities and public authorities (“Tax-Exempt Obligations”). The interest earned on these investments is exempt from regular federal income taxes and from Colorado personal income taxes. See “WHAT IS THE EFFECT OF INCOME TAX ON MY INVESTMENT?”
Principal Risks of Investing in the Fund
   By investing in the Fund, you are subject to several investment risks. The occurrence of any one of these risks, or a combination of these risks, could adversely affect the Fund’s net asset value, yield and/or total return. By investing in the Fund, you are exposed to the following principal risks:

•	Your investment in the Fund is not insured or guaranteed by any government agency.

•	You can lose money on your investment.

•	We are not limited in the amount of Fund assets that can be invested in Tax-Exempt Obligations. A downturn in the municipal debt market would negatively affect your investment.

•	We will invest up to 100% of our assets in not rated Tax-Exempt Obligations. These not rated obligations generally have a higher level of credit risk and market risk than rated obligations.

•	We can invest in lower rated Tax-Exempt Obligations. Securities with lower ratings are generally more sensitive to changes in economic and other conditions. These lower rated securities have a higher risk of default which makes your investment high risk.

•	The market to buy and sell the Tax-Exempt Obligations may be limited because these obligations may be not rated or lower rated.

•	The tax-exempt status of some or all of the Tax-Exempt Obligations may be modified or eliminated through legislative action.
   The Fund is designed for investors subject to income taxation in the higher tax brackets who can take advantage of the tax-exempt nature of the Fund’s income. The Fund is not intended for tax-exempt investors such as pension funds, charities or IRAs who cannot take advantage of the tax benefits of the Fund.

Bar Chart and Table
   The following bar chart and table show the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and 10-year periods ended December 31, 2005 compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Total Return Performance at Net Asset Value
   The following bar chart shows the Fund’s annual total returns* for each of the last 10 calendar years:
(CHART)

1996	8.04
1997	9.36
1998	6.42
1999	3.29
2000	7.75
2001	7.06
2002	6.05
2003	6.61
2004	5.43
2005	5.83

*	Past performance is not predictive of future performance. The annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund, and do not include the imposition of the sales charge and assumes reinvestment of all dividends and distributions. If sales charges were reflected, the returns would be less than those shown.
   The first quarter return for the quarter ended December 31, 2005 is 1.20%. Based on that return, the projected annualized return for the fiscal year ending September 30, 2006 is 4.80%. However, no assurances can be provided that the return realized in the quarter ended December 31, 2005 will be maintained over the remainder of the fiscal year ending September 30, 2006.
   Total return at net asset value is the percentage change in the value of a hypothetical investment that has occurred in the indicated period of time. The data reflected in the graph include the reinvestment of all dividends and distributions, but do not include the imposition of the sales charge. If sales charges were reflected, the returns would be less than those shown. The Fund’s highest and lowest returns for a quarter during the 10-year period reflected on the graph and chart above were 2.80% in the second quarter of 1997 and 0.43% in the first quarter of 2003, respectively.

Average Annual Total Return
   The following table summarizes the Fund’s average annual total return (before taxes, after taxes on distributions and after taxes on distributions and sales of shares of the Fund) for the one-, five- and 10-calendar year periods ended December 31, 2005 for the Lipper General Municipal Debt Fund Index (“Lipper Index”) and the Lehman Brothers Municipal Bond Index (“Lehman Index”):

AVERAGE ANNUAL TOTAL RETURNS (1)
(for the periods ended December 31, 2005)	1 Year	5 Years	10 Years

Average Annual Total Return Before Taxes	0.80%	5.16%	6.05%

Average Annual Total Return After Taxes on Distributions(2)	0.78	5.15	6.05

Average Annual Total Return After Taxes on Distributions and Sales of Fund Shares(2)	2.29	5.40	6.12

Lipper Index(3)	3.70	5.18	5.08

Lehman Index(4)	3.51	5.59	5.71

*	Past performance (before and after taxes) is not indicative of future performance.

(1)	The average annual total return includes the imposition of the sales charge and assumes reinvestment of all dividends and distributions.

(2)	The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns on distributions and sales of shares of the Fund will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

(3)	The Lipper Index is a non-weighted index of the 30 largest funds within the investment objective of the General Municipal Debt. It reflects no deductions for fees, expenses or taxes. The Lipper Index was included because it was the index utilized by the Fund in the immediately preceding period.

(4)	The Lehman Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower. The Fund selected the Lehman Index to compare the returns of the Fund to an appropriate broad-based securities market index. You should note, however, that there are some fundamental differences between the portfolio of securities invested in by the Fund and the securities represented by the Lehman Index. Unlike the Fund which invests primarily in not-rated securities on issues of any size, the Lehman Index only includes securities with a rating of at least “Baa” by Moody’s Investor Services, Inc. from an issue size of no less than $50,000,000. Some of these differences between the portfolio of the Fund and the securities represented by the Lehman Index may cause the performance of the Fund to differ from the performance of the Lehman Index.

FEE TABLE
   We provide the following table to help you understand the fees and expenses that you will pay if you invest in the Fund. Shareholder fees will be paid directly by you when you purchase shares of the Fund. Indirectly, you will also incur the annual operating expenses of the Fund, which are fees that will be deducted from the Fund assets. These costs and expenses are described more fully in the “WHAT DO SHARES COST?” section of the prospectus.
   Annual Fund Operating Expenses for fiscal year ended September 30, 2005

Shareholder Fees (paid directly by you)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Exchange Fee	None

Maximum Account Fee	None

Annual Fund Operating Expenses (indirectly paid by you) (as a percentage of average net assets)

Management Fee(1)	0.50%

Distribution (12b-1) Fees	None

Other Expenses(2)	0.08%

Total Annual Fund Operating Expenses	0.58%

(1)	Management fees are described more fully in “HOW IS THE FUND MANAGED?”

(2)	The percentage figure above for “Other Expenses” is based on total expenses that were incurred for the most recent fiscal year. This percentage does not include the earnings credits that the Fund receives on cash balances maintained with the custodian. The earnings credits resulted in offsetting custodian fees of $82,363 and reduced fees for services provided by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., of $15,376.
EXAMPLE
   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$533	$656	$790	$1,181
   If you did not redeem your shares, you would pay the same expenses described above, because the Fund does not charge a redemption fee.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS
WHAT ARE THE INVESTMENT POLICIES OF THE FUND?
   The Fund has fundamental investment policies that cannot be changed unless the change is approved by a vote of the security holders. The Fund also has non-fundamental investment policies that can be changed by the Board of Trustees of the Fund (the “Board”), without a vote of the holders of the voting securities of the Fund. The investment policies of the Fund are carried out by the investment adviser of the Fund, Freedom Funds Management Company (the “Investment Adviser”).
   The Fund’s principal investment objective is to maximize income that is exempt from both federal and Colorado income taxes while simultaneously preserving capital. This principal objective is a fundamental policy of the Fund that cannot be changed without a shareholder vote.
   The Fund will attempt to maximize income exempt from federal income tax and Colorado personal income taxes by investing up to 100% of its assets in Tax-Exempt Obligations that are not rated. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in tax-exempt bonds. The balance of its total assets will be invested (subject to certain permitted temporary, defensive or money market investments described below) in other tax-exempt securities of the State of Colorado, its political subdivisions, municipalities and public authorities, the interest on which is exempt from regular federal income taxes and from Colorado personal income taxes.
   The Fund will primarily invest in Tax-Exempt Obligations that are not rated on the date of investment. The Fund is not limited in the percentage of not rated Obligations in which it can invest. The Fund cannot invest more than 50% of its assets in rated Tax-Exempt Obligations.
   With respect to Tax-Exempt Obligations which are not rated by a major rating agency, the Investment Adviser believes that the Investment Adviser’s judgment, analysis and experience are more important than they would be if such Tax-Exempt Obligations were rated. The Investment Adviser will try to reduce the risk associated with investing in not rated Tax-Exempt Obligations by: (a) performing credit analysis; (b) reviewing the current economic trends and developments in the geographic areas affecting the Fund’s investments; and (c) actively managing and diversifying the portfolio among municipal issuers.
   Less than 35% of the value of the Fund’s total assets will be invested in Tax-Exempt Obligations that are rated lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. (“S&P”), or, if not rated, of equivalent quality as determined by the Investment Adviser. However, this percentage limitation applies only at the time of purchase and the Fund is not required to dispose of a Tax-Exempt Obligation if downgraded by a rating service or, if not rated, the Investment Adviser determines that a Tax-Exempt Obligation no longer is of equivalent quality. See “WHAT ARE THE RISKS OF INVESTING IN LOWER RATED TAX-EXEMPT OBLIGATIONS?”
   Generally, the Fund will not buy illiquid securities or Tax-Exempt Obligations for which an active trading market does not exist. Moreover, as a matter of fundamental policy, in no event will the Fund acquire Tax-Exempt Obligations (including not rated Tax-Exempt Obligations) or other illiquid assets for which there is no active trading market if such Tax-Exempt Obligations and illiquid assets, in the aggregate, would comprise 10% or more of the net assets of the Fund. Included in this 10% limitation are restricted or not readily marketable securities and repurchase agreements maturing or terminable in more than seven days. Although there may be no daily bid and asked activity for certain not rated Tax-Exempt Obligations, there is an active secondary market for them, and for this reason the Fund’s Investment Adviser considers them to be liquid.
   Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will, except for temporary investments as described below, invest at least 80% of the value of its net assets in Tax-Exempt Obligations, the interest on which is exempt from regular federal income taxes and from Colorado personal income tax and which is not subject to the alternative minimum tax. Such securities trade primarily in the over-the-counter market. See

“WHAT IS THE EFFECT OF INCOME TAX ON MY INVESTMENT?”
   The Fund may, on a temporary basis, invest up to 50% of the value of its net assets in Tax-Exempt Obligations, the interest on which is exempt from regular federal income tax, but not Colorado personal income tax. Such Tax-Exempt Obligations would include those which are set forth under “WHAT ARE TAX-EXEMPT OBLIGATIONS?” and which would otherwise meet the Fund’s objectives. This may be done if in the judgment of the Investment Adviser sufficient Colorado Tax-Exempt Obligations are not available for purchase, for temporary defensive purposes or to meet the cash needs of the Fund.
   The Fund also may invest up to 20% of the value of its net assets in fixed-income securities, the interest on which is subject to federal, state and local income tax. This may be done (a) pending the investment or reinvestment in Tax-Exempt Obligations, (b) in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors, or (c) where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. For purposes of this paragraph, the term “fixed-income securities” shall include only securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, and certificates of deposit of domestic banks which have capital, surplus and undivided profits of over $1 billion and which are members of the Federal Deposit Insurance Corporation. The Fund may also invest in other taxable securities if, and only if, such investment is necessary to preserve the Fund’s lien in a foreclosure or other similar proceeding. In addition to short-term investing in fixed-income securities, it is a fundamental policy of the Fund that it may invest up to 10% of the value of its net assets in the shares of registered investment companies which qualify as money market funds, the distributions from which are exempt from federal income taxation.
   The Fund may borrow money from banks for temporary purposes only, and in an amount not to exceed 10% of the value of its total assets. The Fund will not purchase portfolio securities if it has outstanding borrowings in excess of 5% of the value of its total assets.
   The Fund may purchase, without limitation, securities on a “when-issued” basis, in which case delivery and payment normally take place within 45 days from the commitment to purchase.
   A separate account of the Fund consisting of cash or liquid high-grade debt securities equal to the amount of the Tax-Exempt Obligations purchased by the Fund on a “when-issued” basis will be established with the Fund’s custodian and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary.
   The Fund may, from time to time, own zero coupon bonds or pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash).
   The price of zero coupon bonds and pay-in-kind securities are generally more sensitive to fluctuations in interest rates than the price of conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and paid-in-kind securities be reported as income to the Fund even though the Fund received no cash interest until the maturity or payment date of such securities.
   The Fund may also purchase floating rate and variable rate securities and municipal leases, including participation interests therein. For information about these Tax-Exempt Obligations and their potential effect on your investment, see “WHAT ARE TAX-EXEMPT OBLIGATIONS?”
WHAT ARE THE RISKS OF INVESTING IN NOT RATED TAX-EXEMPT OBLIGATIONS?
   The Fund will attempt to maximize income exempt from federal and Colorado personal income taxes by investing up to 100% of its assets in Tax-Exempt Obligations that are not rated. Obligations which are not rated generally offer higher yields than Tax-Exempt Obligations in the higher ratings categories, but also are generally subject to higher risk. The following is a list of the risks associated with investing in not rated Tax-Exempt Obligations. Any one of these risks, or a combination of these risks, could adversely affect the Fund’s net asset value, yield and total return. The anticipated higher yield from the not rated obligations may not be sufficient to offset losses caused by the following:

•	Credit risk is the possibility that a bond issuer will fail to make timely payments of either interest or principal.

•	Market risk is the potential for changes in bond prices due to changing market conditions or interest rates.

•	Income risk is the potential for a decline in income due to falling interest rates.

•	Prepayment risk or call risk is the likelihood that, during periods of falling interest rates, bonds will be prepaid or “called” prior to maturity, requiring the proceeds to be invested at a generally lower interest rate.

•	Liquidity risk is the reduced ability to sell or dispose of such obligations if shareholders request redemption of their shares.
WHAT ARE THE RISKS OF INVESTING IN LOWER RATED TAX-EXEMPT OBLIGATIONS?
   There are several risks associated with investing in not rated obligations. Any one of these risks, or a combination of them, could have an adverse affect on the Fund’s net asset value and income. Tax-Exempt Obligations which are rated “Baa” or higher by Moody’s or “BBB” or higher by S&P are considered “investment grade” and are regarded as having a capacity to pay interest and repay principal that varies from “extremely strong” to “adequate.” The Investment Adviser has deemed many of the issuers of not rated Tax-Exempt Obligations in which the Fund invests to be comparable to issuers having such ratings.
   The Tax-Exempt Obligations that are rated lower than “Baa” by Moody’s or lower than “BBB” by S&P have speculative characteristics and changes in economic conditions or other circumstances may lead to weakened capacity to make principal and interest payments in comparison to higher rated bonds. Tax-Exempt Obligations which are rated lower than “Baa” by Moody’s or lower than “BBB” by S&P ordinarily provide higher yields but involve greater risks because of reduced creditworthiness and increased risk of default.
   Lower-rated Tax-Exempt Obligations generally tend to reflect short-term economic and market developments to a greater extent than higher-rated Tax-Exempt Obligations which react primarily to fluctuations in the general level of interest rates. In addition, since there are fewer investors in lower-rated Tax-Exempt Obligations, it may be harder to sell these Tax-Exempt Obligations at the optimum time. As a result of these factors, lower-rated Tax-Exempt Obligations tend to have more price volatility and carry more risk to principal and income than higher-rated Tax-Exempt Obligations.
   An economic downturn may adversely affect the value of some lower-rated Tax-Exempt Obligations. Such a downturn may especially affect highly leveraged issuers or issuers in cyclically sensitive industries, where deterioration in an issuer’s cash flow may impair its ability to meet its obligation to pay principal and interest to holders of Tax-Exempt Obligations in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated Tax-Exempt Obligations may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated Tax-Exempt Obligations may receive less principal and interest than they had anticipated at the time such Tax-Exempt Obligations were purchased. In the event of a restructuring, the Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer.
   The secondary trading market for lower-rated Tax-Exempt Obligations is generally less liquid than the secondary trading market for higher-rated Tax-Exempt Obligations. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Fund’s portfolio.
   There is also an increased possibility of redemption earlier than the stated maturity date. Many municipal debt obligations, including many lower-rated Tax-Exempt Obligations, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call Tax-Exempt Obligations during periods of declining interest rates. In these cases, if the Fund owns a Tax-Exempt Obligation which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

WHAT ARE TAX-EXEMPT OBLIGATIONS?
   Tax-Exempt Obligations include tax-exempt bonds and other tax-exempt securities (tax-exempt notes and tax-exempt municipal leases) issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and, in certain instances, applicable state or local income taxes. Such Tax-Exempt Obligations are traded primarily in the over-the-counter market.
Tax-Exempt Bonds
   The Fund will invest, as a nonfundamental policy and under normal circumstances, a minimum of 65% of the value of its total assets in not rated “tax-exempt bonds,” as that term is described in the following paragraphs.
   A tax-exempt bond is a certificate of indebtedness, extending over a period of more than one-year from the time it is issued, evidencing the issuer’s promise to pay both principal and interest in the future. The amounts of principal and interest, as well as the time when these amounts are due, are specifically described in the bond instrument.
   Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions and for general operating expenses. Private activity bonds (“PABs”), which are considered tax-exempt bonds if the interest paid thereon is exempt from regular federal income taxes, are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities. Under the Tax Reform Act of 1986, interest on most post 1986 PABs, while still exempt from the regular income tax, constitutes an item of tax preference in determining the alternative minimum tax. For a more complete discussion, see “WHAT IS THE EFFECT OF INCOME TAX ON MY INVESTMENT?”
   Two principal classifications of tax-exempt bonds are “general obligation bonds” and “revenue bonds.” General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although PABs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the user. The payment of the principal and interest on PABs is dependent solely on the ability of the user of the facilities or assets financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund’s Investment Adviser will seek to invest in those general obligation and revenue bonds which will best achieve the Fund’s principal and secondary investment objectives.
Other Tax-Exempt Securities
   Although the Fund will invest, as described above, a minimum of 65% of its total assets in tax-exempt bonds, it will also acquire other tax-exempt securities such as tax-exempt notes and tax-exempt municipal leases, described in the following paragraphs.
Tax-Exempt Notes
   Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Notes issued by the State of Colorado, its municipalities and public authorities are exempt from regular federal income taxes and from Colorado personal income taxes. Tax-exempt notes include:
   1. Project Notes. Project Notes are backed by an agreement between a local issuing agency and the federal Department of Housing and Urban Development, and are guaranteed by the United States Government. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and urban renewal programs). They are primarily obligations of the local public housing agencies or the local urban renewal agencies. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from the Project Notes.
   2. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.
   3. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.
   4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the payment of the Notes.
   5. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.
Tax-Exempt Municipal Leases
   Tax-exempt municipal leases are most often issued for one to ten years. They provide municipal authorities with funds to lease various types of property and equipment. The property or equipment serves as collateral for the owner of the lease. Tax-exempt municipal leases are generally self-amortizing through the term of the lease.
   A municipal lease is subject to annual appropriation by its issuing municipal authority each year. In other words, while the lease may be for a term exceeding one year, the issuing municipality will only commit to payments on the lease for a one-year period. If the issuing municipality does not appropriate sufficient funds for the following year’s lease payments, the lease will go into default with the potential for significant loss of principal and accrued interest to the investor.
   In the event of default, the owner of the lease has limited recourse to recover unpaid principal and accrued interest from the issuing municipality. This recourse is limited to possession and the subsequent sale of the leased property. There is no assurance that the proceeds from a sale will be sufficient to pay the total amount of unpaid principal and accrued income due on the lease. If the proceeds are not sufficient to pay the unpaid principal and accrued income, an investor will realize a capital loss.
   The secondary trading market for tax-exempt municipal leases is limited. As a result, investment in tax-exempt municipal leases involves special investment risk considerations not associated with general obligation or revenue municipal debt obligations.
When-Issued Securities
   The Fund may purchase Tax-Exempt Obligations on a “when-issued” basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the Tax-Exempt Obligations are each fixed at the time the buyer enters into the commitment. Although the Fund will only purchase Tax-Exempt Obligations on a when-issued basis with the intention of actually acquiring the Tax-Exempt Obligations, the Fund may sell these Tax-Exempt Obligations before the settlement date if it is deemed advisable.
   A separate account of the Fund consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Fund’s custodian, and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund’s payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital appreciation, which is not exempt from federal income taxes.
   Tax-exempt securities purchased on a when-issued basis and the securities held in the Fund are subject to changes in market value based upon the public’s per-

ception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund’s assets will vary. Purchasing a tax-exempt security on a when-issued basis can involve a risk of loss if the value of the Tax-Exempt Obligation or other security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. For a further description of the risks associated with “when-issued” securities, see “WHAT ARE THE RISKS OF INVESTING IN LOWER-RATED TAX-EXEMPT OBLIGATIONS?”
Floating Rate and Variable Rate Tax-Exempt Obligations
   The Fund may purchase floating rate and variable rate Tax-Exempt Obligations, including participation interests therein. Investments in floating or variable rate Tax-Exempt Obligations normally will involve PABs which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that the Fund can demand payment of the obligation on short notice, usually ten days, at par plus accrued interest, which amount may be more or less than the amount the Fund paid for the Tax-Exempt Obligations. Floating rate Tax-Exempt Obligations have an interest rate which changes whenever there is a change in the designated base interest rate (generally every six months) while variable rate Tax-Exempt Obligations provide for a specified periodic adjustment in the interest rate. Frequently such Tax-Exempt Obligations are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions.
   The Fund may invest in participation interests purchased from banks in variable rate Tax-Exempt Obligations (such as PABs) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank. An irrevocable letter of credit is an unconditional promise by a bank to allow the owner of a participation to draw down on the letter of credit to meet any unpaid principal or interest payments. While the letter of credit gives additional security to an investor, it is backed only by the full faith and credit of the issuing bank and as such is based on the financial soundness of the bank. The letter of credit may lose its effectiveness if the bank becomes insolvent, is closed or restructured or is liquidated pursuant to an order from an appropriate banking authority.
   The Investment Adviser will monitor the pricing, quality and liquidity of the variable rate demand Tax-Exempt Obligations held by the Fund, including the PABs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other analytical services to which the Investment Adviser may subscribe. Participation interests will be purchased only if, in the opinion of bond counsel for the original issuance of such participation interests, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.
SPECIAL FACTORS AFFECTING ISSUERS OF COLORADO TAX-EXEMPT OBLIGATIONS
   Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government, however, are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.
   There are approximately 2,779 total active units of local government in Colorado. These include counties, home rule cities and counties, statutory cities and towns, school districts, water and sanitation districts, fire protection districts, metropolitan districts, general improvement districts and service districts. These governmental entities all have some constitutional and/or statutory authority to collect taxes, generate revenues and incur indebtedness.
   A major revenue source for many of these governmental entities is the ad valorem property tax levied at the local level. Colorado entities levied a total of $4,838,584,604 and $4,595,136,110 in tax revenue in tax years 2004 and 2003, respectively. The 2004 assessed valuation of all real and personal property subject to taxation in Colorado was approximately

$64,630,916,000 which is up about 4.15% from 2003 levels. According to the Colorado Legislative Staff Forecasts, 2005-2011, the Colorado Legislative Council predicts state general fund revenues will increase by approximately 7.5% during the 2004-2005 calendar year.
   The major risks to a continued economic recovery in Colorado are reduced federal expenditures, cessation of large public works projects in the state, a drop in tourism caused by the lack of any state-sponsored advertising, and reduced commercial and residential real estate values. Any of these potential events could adversely affect the Colorado economy and local governmental revenues.
   Additionally, on November 3, 1992, Colorado voters approved an amendment to the Colorado Constitution which is commonly referred to as the Taxpayer’s Bill of Rights (as amended from time to time, “TABOR”). TABOR imposes various limits and new requirements on spending by the State of Colorado and all Colorado local governments (each of which is referred to in this section as a “Governmental Unit”). Any of the following, for example, now requires prior voter approval: (i) any increase in a Governmental Unit’s spending from one year to the next in excess of the rate of inflation plus a “growth factor,” as defined in TABOR; (ii) any increase in the real property tax revenues of a local Governmental Unit (not including the State) from one year to the next in excess of inflation plus the appropriate “growth factor”; (iii) any new tax, tax rate increase, mill levy increase, valuation for assessment ratio increase for a property class, extension of an expiring tax or a tax policy change directly causing a net tax revenue gain; and (iv) except for refinancing bonded indebtedness at a lower interest rate or adding new employees to existing pension plans, creation of any multiple-fiscal year direct or indirect debt or other financial obligation whatsoever without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years. TABOR has thus reduced the financial flexibility of all levels of Colorado government.
   Moreover, local governments overly dependent on taxes from residential property have experienced diminished revenues. On January 15, 1985 a state constitutional amendment, referred to as the Gallagher Amendment, was enacted. Gallagher requires that the residential assessment ratio be adjusted from year to year in order to maintain the commercial property ratio and other classes at 29.0%. As a result, the Gallagher Amendment has effectively lowered the residential assessment rate on residential property from 21.0% (at inception in 1987) to the current rate of 7.96%.
   There can be no assurance that these, or other events, will not negatively affect the market value of the securities in the Fund or the ability of municipal entities to pay their debt obligations in a timely manner. It is worth noting, however, that the state’s electorate passed a referendum at the general election in November 2005 which (i) will allow the state to keep money that is collected above the TABOR spending limit for a period of five years and to spend such money on certain state projects, and (ii) will create, beginning in 2011, a new state spending cap equal to the greatest amount of money collected in any fiscal year between 2006 and 2010, adjusted for inflation and population growth in 2011 and subsequent years.
   The passage of TABOR in Colorado and the restrictions imposed by federal law limiting the ability of local governments to finance new projects and refinance outstanding debt have decreased the supply of tax-exempt bonds within the state. The desirability of Colorado bonds is directly tied to the relatively strong local economy, which continues to out-perform other states in the nation and the fact that the tax base is broadening in most areas. New lower priced residences continue to be built at a rapid pace although the pace may slow in the next few years. The market for higher priced homes has been slow but appears to be improving recently. Commercial properties are experiencing higher vacancy rates in some areas and some projects have been delayed as a result. Problems in the real estate economy translate into slower property tax collections, lower sales and use taxes, service charges and tap fees all of which are the very revenue sources most often pledged to the payment of municipal debt service. The State of Colorado is experiencing a budget deficit which is the worst deficit in years and could have an adverse effect on some state funded projects. However, lower interest rates are allowing the stronger local governments to refinance their outstanding debt, which makes them sounder financially and better able to sustain operations in the years ahead.

HOW IS THE FUND MANAGED?
Officers and Trustees
   The Board of Trustees of the Fund supervises the activities of the Fund, reviews the Fund’s service contracts and hires the companies that run the day-to-day operations of the Fund, such as the administrator, custodian, investment adviser, transfer agent and underwriter. The following tables list the trustees and officers of the Fund, together with their positions held with the Fund, the term of each office held and the length of time served in each office and current principal business occupation. Andrew B. Schaffer is an “interested person” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position as both an officer and a trustee of the Fund as described in the table below.

TERM OF OFFICE AND
	POSITIONS HELD	LENGTH OF TIME
NAME	WITH THE FUND	SERVED	CURRENT PRINCIPAL OCCUPATION

George N. Donnelly	Chairman of the Board of Trustees	Trustee since inception of the Fund in 1987	Mr. Donnelly is currently a Senior Regional Vice President for Phoenix Life Insurance Company.

Bruce G. Ely	Trustee	Trustee since July 2002	Mr. Ely is currently the Regional Marketing Director for MBIA Municipal Investors Service Corporation in Colorado.

James R. Madden	Trustee	Trustee since September 2004	Mr. Madden has owned Madden Enterprises, a real estate company that owns and leases commercial buildings and real estate, for the past thirty years.

Andrew B. Shaffer	Trustee, President, Secretary and Treasurer	Trustee, Secretary and Treasurer since June 1995 President since January 2003	Mr. Shaffer is the manager of Shaffer Capital Management/LLC.
Investment Adviser
   Freedom Funds Management Company, the Investment Adviser of the Fund, is located at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202. The Investment Adviser was incorporated on November 7, 1986 and has engaged in no other business, profession, vocation or employment since its incorporation. The Investment Adviser has served as the investment adviser to the Fund since the Fund’s inception in 1987. As of December 31, 2005 the Investment Adviser serves as adviser of approximately $386.9 million in assets.
   The Investment Adviser is responsible for administering the Fund’s daily business affairs and managing the investment of assets for the Fund. Pursuant to an advisory agreement between the Fund and the Investment Adviser (the “Advisory Agreement”), the Fund pays the Investment Adviser an annual fee payable monthly of 0.50% of the Fund’s average daily net assets, or an aggregate of 0.50% of the average net assets of the Fund for the fiscal year ended September 30, 2005. In return, the Investment Adviser will attempt to meet the Fund’s investment objectives by providing portfolio management and credit analysis services pursuant to the Advisory Agreement and to this prospectus. Under the Advisory Agreement and subject to the control of the Board, the Investment Adviser will manage the investment of the assets of the Fund, including the purchase and sale of portfolio securities consistent with the Fund’s investment objectives and policies.

   The Advisory Agreement was approved by the Board (including all trustees who are not interested persons) and the shareholders of the Fund in compliance with the 1940 Act. Unless sooner terminated, the Advisory Agreement will continue in effect from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by a majority of those members of the Board who are not interested persons of the Advisory Agreement, and (2) by the Board or by vote of a majority of the outstanding shares of the Fund. The Advisory Agreement is terminable at any time on 60 days’ written notice without penalty by the Board, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. The Advisory Agreement will terminate in the event of its assignment, as defined under the 1940 Act. A discussion regarding the basis for the Board approving the Advisory Agreement is available in the Fund’s Statement of Additional Information, annual or semi-annual reports to shareholders, as applicable.
Portfolio Manager
   Fred R. Kelly, Jr., is President, Secretary and Treasurer of the Investment Adviser and is also the Fund’s portfolio manager. Mr. Kelly has, since November 1990, been the portfolio manager for the Fund and has been primarily responsible for the day-to-day management of the Fund’s portfolio. From September 2, 1992 to November 30, 1994, Mr. Kelly also served as Secretary and Treasurer to the Fund. For ten years preceding his appointment as portfolio manager, Mr. Kelly worked for the investment banking firm of Hanifen, Imhoff Inc. (“Hanifen”) and specialized in the area of tax-exempt public finance serving as financial adviser and investment banker for public entities primarily in the Rocky Mountain region. More recently, Mr. Kelly has been actively involved in the restructuring of financially troubled projects, has acted as a financial consultant and has appeared as an expert witness in the area of tax-exempt finance in Chapter 9 and Chapter 11 bankruptcy cases. Prior to joining Hanifen, Mr. Kelly was employed for six years by the U.S. Treasury Department, Comptroller of the Currency, as a Senior Field Examiner. Mr. Kelly is a past director of the Colorado Municipal Bond Dealers Association and currently serves as a director of First National Bancshares, Inc., Carbon County Holding Company, Rawlins National Bank and Cowboy State Bank. Mr. Kelly pursued his undergraduate study at the University of Wyoming in Laramie, receiving his Bachelor’s degree in Accounting with emphasis in Finance. Subsequently, he attended Northwestern University in Evanston, Illinois, where he completed his postgraduate work in banking.
   The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and ownership of shares of the Fund.
Investment Strategy
   The Fund is the only fund of its type which is specifically designed to choose from among the not rated Tax-Exempt Obligations in the State of Colorado and to select for investment not rated Tax-Exempt Obligations which demonstrate suitable repayment characteristics. It is management’s belief that if properly chosen, Tax-Exempt Obligations of this type will, over the long-term, generate higher returns to investors than rated Tax-Exempt Obligations even after taking into account the incidence of actual defaults on not rated Tax-Exempt Obligations.
   Ideally, not rated Tax-Exempt Obligations in a growing economy tend to improve over time as their credit history matures, their tax base broadens, and they achieve additional diversity as well as financial stability. This trend, if it develops, exerts an upward bias on the price of a given entity’s securities. It should also be noted that such a trend may take a number of years to develop and is subject to the potentially adverse effect of economic cycles along the way.
   Management believes that not rated Tax-Exempt Obligations do not precisely follow the general market which has caused the Fund’s net asset value to be more stable. While the not rated market does follow the larger market’s general direction, it often tends to react more slowly and the amplitude of the change tends to be less, all other factors being equal. For example, the value of not rated Tax-Exempt Obligations did not decline as much as rated Tax-Exempt Obligations when interest rates rose quickly in 1994. Conversely, in 1995, when interest rates fell precipitously, the value of not rated Tax-Exempt Obligations went up, but at a slower pace. In 2005 the Fund’s performance exceeded that of many competing funds both rated and non-rated. Short-term interest rates generally increased sharply during the year. This had a positive effect on the income received by the Fund because of the large percentage of short-term bonds that the Fund holds. Concurrently, long-term interest rates on non-rated bonds declined. This likewise had a positive effect on the Fund because longer term bonds held by the Fund appreciated in value. Since total performance measures include both capital appreciation and income earned, the Fund performed well.
   During the last real estate recession in the 1980s, an unprecedented number of issuers experienced trouble meeting debt service payments, which exposed bondholders to “credit risk.” As a result, many funds in competition with the Fund have spent the last several years focusing on this element of risk. These funds buy bonds with underlying investment grade ratings and then further insure payment by buying municipal bond insurance on the credit. This strategy provides an abundance of protection with respect to meeting debt service payments, but it provides no protection against fluctuations in interest rates. In 1994 the market reminded investors about so-called “market risk” when interest rates rose by over two percentage points in a single year. The market risk resulting from interest rate fluctuations occurred to some extent in the third quarter of 2003. Management believes that “market risk” is more often a concern than “credit risk” because historically the interest rate cycle seems to repeat roughly every five to seven years and severe credit crunches typically occur less frequently. Generally, the net asset value of a fund with longer maturities on its bonds has more exposure to principal volatility during changes in interest rates. The Fund attempts to further ensure against market swings by keeping the average maturity of the portfolio relatively short compared to competing products. In the not rated arena long-term yields are not sufficiently higher than short-term yields to justify making extremely long-term investments.
   Attention is given occasionally to various income tax proposals which are discussed from time to time in the Congress of the United States. It is not possible at this juncture to determine if or when any income tax proposals may be adopted or what effect the final structure might have on tax-exempt securities. Management’s strategy is to attempt to mitigate the effect of any such change by keeping the average maturity relatively short in comparison to its peers and by purchasing new additions to the portfolio at as near to the comparable rate on taxable instruments as the market will permit. The weighted average maturity of the Fund’s portfolio was 7.4 years as of December 31, 2005.
   To summarize, management continues to believe strongly in the prospects of the Fund’s market niche. The Fund’s emphasis will continue to be to maximize the distribution of tax-exempt income and at the same time strive for as stable a net asset value as possible.
HOW CAN I INVEST IN THE FUND?
   Shares of the Fund are being continuously offered through securities dealers who are members of the National Association of Securities Dealers, Inc. (“NASD”) and who have a dealer agreement with the underwriter, SMITH HAYES Financial Services Corporation (“SMITH HAYES” or the “Underwriter”). Broker-dealers may be classified as statutory underwriters under Section 2(11) of the Securities Act of 1933, as amended.
   Shares of the Fund will be purchased at the offering price based on the net asset value next determined following receipt of the order by the Fund, plus the applicable sales charges. Any orders received by the Fund from you directly or from your broker, as the case may be, before 2:00 p.m. Denver, Colorado time will receive that day’s share price, which is the net asset value at the close of business of the New York Stock Exchange (“NYSE”) that day. Orders received after 2:00 p.m. will be priced based on the net asset value at the close of business of the NYSE the next day. The Fund is open for business each day on which the NYSE is open.
   You can open an account for $500 or more by delivering a check made payable to “Colorado BondShares — A Tax-Exempt Fund,” and a completed General Authorization Form, either to your broker or to the Fund at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202. The Fund’s telephone numbers, including toll-free numbers, are set forth on the back cover of this prospectus.
   You may make additional purchases at any time by delivering a check either to your broker or to the Fund at the address stated above. There is no minimum purchase amount required for these subsequent investments.
   Instructions for redemptions and other transactions in accounts and requests for information about an account should go to the above stated address.

   Any share purchases will be made through the Fund from the investment dealer designated by you. You may change your dealer at any time upon written notice to the Investment Adviser, provided that the new dealer has a dealer agreement with the Underwriter.
   Recent Federal anti-money laundering laws and regulations require the Fund to obtain certain information about you in order to open an account. You must provide the Fund with the name, physical address, social security or other taxpayer identification number, date of birth and phone number of all owners of the account. A post office box cannot be used as the physical address on the account. The Fund will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Fund may employ additional verification methods or refuse to open your account. The information gathered also will be verified when you change the principal physical address on your account. Under certain circumstances, it may be appropriate for the Fund to close or suspend further activity in an account. The personal information gathered about you will be protected in accordance with the Fund’s privacy policy described in the section of the Prospectus entitled “PRIVACY POLICY OF THE FUND.”
WHAT DO SHARES COST?
   The price you pay for shares of the Fund is the public offering price, which is the sum of the next determined net asset value of the shares and a sales charge. The sales charge is a one time charge paid at the time of purchase of shares, most of which ordinarily goes to your broker-dealer to compensate for the services provided by the broker-dealer to you. SMITH HAYES will serve as a broker-dealer with respect to sales of shares of Fund.
   SMITH HAYES may offer cash or non-cash incentives to dealers in addition to sales charges in order to promote the sale of shares of the Fund. Any such cash or non-cash incentives will be in compliance with all applicable rules and regulations of the NASD.
HOW IS NET ASSET VALUE PER SHARE DETERMINED?
   The net asset value per share of the Fund is determined as of the close of business of the NYSE for each day the NYSE is open. Net asset value is determined by dividing the value of the net assets of the Fund (total assets less liabilities) by the number of shares outstanding. The value of total assets is primarily the sum of the market values of the bonds, other investments and cash in the portfolio.
   The values of most of our portfolio securities are determined at their market price using prices quoted on a daily basis by a national independent pricing service approved by the Board. However, the determination of market values for municipal bonds, particularly not rated municipal bonds, can be a very subjective process due to the infrequency at which individual bonds actually trade and the limited amount of information that is available with respect to many municipal issuers. Therefore, in cases where a market price is not available from the pricing service, or where the Fund determines that the “market price” so determined is not reflective of the true “fair value” or realizable value of these securities, the portfolio securities are valued at “fair value” as determined in good faith by the Board. In either event, the Fund values the municipal bonds and other securities taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, quotes from municipal bond dealers, market transactions and other relevant information. The Fund records amortization of premiums and accretion of original discounts on zero coupon bonds, using the effective yield method, in accordance with federal income tax purposes. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. In these cases, net asset value will reflect the affected portfolio securities’ value as determined in the judgment of the Board instead of being determined by the market. Using a “fair value” pricing methodology to price the portfolio securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund’s valuation of a portfolio security will be accurate, nor the valuation will not differ from the amount that it realizes upon the sale of such security.
   In the future, the Board may direct the Fund to rely on other methods or combination of methods in determining the market values of its municipal bonds. These other methods may include the use of a matrix system, the use of relative changes in a municipal index or price changes of municipal future contracts or some other method that the Board determines appropriate.
HOW ARE SALES CHARGES DETERMINED?
   Sales charges for the Fund’s shares are determined on the basis of the amount of shares purchased, in accordance with the following schedule:

			DEALER
		% OF	DISCOUNT
		NET	AS % OF
	SALES	AMOUNT	OFFERING
AMOUNT OF PURCHASE	CHARGE	INVESTED	PRICE

Less than $100,000	4.75%	4.99%	4.35%

$100,000 up to $249,999	3.50	3.63	3.00

$250,000 up to $499,999	2.50	2.56	2.00

$500,000 up to $999,999	2.00	2.04	1.50

$1,000,000 up to $3,999,999	1.00	1.01	0.90

$4,000,000 or more	0.20	0.20	0.15
Reductions in Sales Charges
   Volume discounts are provided if the total amount being invested in shares of the Fund reaches the levels indicated in the above sales charge schedule.
   In order to obtain a volume discount, you may be required to inform the Fund of other accounts in which you have holdings eligible to be aggregated to qualify for volume discounts at the time of purchase. You may be required to provide the Fund with certain records including account statements in order to verify your eligibility for volume discounts. Confirmation of the order is subject to such verification.
   Rights of accumulation allow the Fund’s shares to be purchased at the rate applicable in the discount schedule after adding the value of shares already owned by the investor to the amount of the Fund shares being purchased.
   A letter of intent allows you to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount of dollars that you state in the letter that you intend to purchase. While the letter of intent is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the letter of intent. For more information concerning the terms of the letter of intent, see the General Authorization Form.
   Net asset value transfer privilege allows investors to purchase shares of the Fund at net asset value (no load). The following provisions must be met in order to qualify for the net asset value transfer privilege: (a) proceeds for the purchase of shares of the Fund must be from an unrelated mutual fund; (b) a sales charge must have been paid on the unrelated mutual fund shares; (c) the purchase of shares of the Fund must take place within 60 days of the redemption; and (d) a confirmation of the redemption from the unrelated mutual fund must accompany the purchase of shares of the Fund.
   For any such discounts, the purchaser or its broker-dealer must provide the Fund with sufficient information to permit verification that the purchase order qualifies for the discount privilege. Confirmation of the order is subject to such verification.
   Reductions in sales charges apply to purchases by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.
   The Fund may sell shares at net asset value to present and retired trustees, officers, directors, employees (and their respective spouses and minor children) of the Fund, the Investment Adviser, SMITH HAYES, Hanifen, Imhoff Holdings, Inc. and its affiliates as constituted on November 17, 1994 and other NASD registered representatives. Such sales also may be made to employee benefit plans for such persons (and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Investment Adviser or any affiliate). Additional information concerning reductions in sales charges is available in the Statement of Additional Information.
   For more information regarding sales charges and purchases of shares please call the Fund at (303) 572-6990, or outside of Denver, (800) 572-0069. The Fund makes available, free of charge, such information in both the prospectus and the Statement of Additional Information of the Fund. The Fund does not have an internet website.

HOW CAN I “SELL” MY SHARES?
   The Fund will redeem shares at their next determined net asset value based on the procedures described below.
   Shares may be redeemed without charge at any time upon written request to the Fund, containing the signature(s) of the shareholder(s), which must be guaranteed by a member firm of a principal stock exchange or a commercial bank or trust company. Such member firm must be a participant in good standing in a Securities Transfer Association-recognized signature guarantee program. The Fund may request further documentation from corporations, executors, administrators, trustees or custodians. When the proceeds of a redemption are to be paid to someone other than a shareholder, the shareholder’s signature(s) must be guaranteed on the redemption request as described above. A shareholder will receive the net asset value per share next determined after receipt of the shareholder’s request in good order.
   Shares may also be redeemed by calling the Fund directly at (303) 572-6990, or outside of Denver, (800) 572-0069. To reduce the shareholder’s risk of attempted fraudulent use of the telephone redemption procedure, proceeds will be mailed as registered on the account or will be wired to the bank account designated on the General Authorization Form.
   Once you have redeemed your shares, a check for the proceeds will be mailed to you within seven calendar days after your redemption request is received in proper form. The Fund will not mail redemption proceeds until checks received for the purchase of shares have cleared, which may take up to 15 days. The proceeds, of course, may be more or less than your cost.
   Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.
   The Fund’s investment objectives and policies do not lend themselves to excessive trading in accounts. Therefore, the Fund has not adopted specific policies regarding frequent purchases and redemptions. Several of the Fund’s characteristics including, but not limited to, sales charges incurred upon purchase of shares of the Fund and the limitation to a one-time only waiver of this sales charge for reinstatement of an investment as described in the “HOW CAN I REINSTATE MY INVESTMENT” section of the prospectus are believed to help to discourage abusive practices with respect to “market-timing” or “short-term trading.” In addition, the Fund employs various internal filters that permit the Fund to monitor trading practices with respect to shares of the Fund. These practices are intended to provide protective measures for all shareholders while maintaining flexibility in managing their investment. Historically, the Fund has not experienced any abnormal trading activity indicating market timing or excessive trading.
   With respect to trades that occur through financial intermediaries, the Fund recognizes that occasionally trades can be processed through omnibus accounts. Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual basis. This limits the extent to which the Fund is able to monitor short-term trading. In the event that such accounts may exist, the Fund must rely on the financial intermediaries such as investment managers, broker-dealers, transfer agents and third party administrators to monitor frequent short-term trading within the Fund by the financial intermediary’s customers. There can be no assurance that the Fund will be able to eliminate all market-timing activities.
   The Fund reserves the right to reject any purchase order for any reason. Notwithstanding the above, the Fund may take any action within the discretion of the Board or the Investment Adviser to prevent “market-timing” or “short-term trading” transactions in the Fund.
HOW CAN I REINSTATE MY INVESTMENT?
   If you redeem shares and then decide you should not have redeemed them, you may, within 30 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of sales charge, all or any part of your investment in shares of the Fund. Your investment will be reinstated at the net asset value per share established at the close of the NYSE on the day your request is ac-

cepted. You may use this privilege to reinstate an investment in the Fund only once.
   Exercise of the reinstatement privilege does not alter the federal income tax status of any gain realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.
WHAT DISTRIBUTIONS WILL I RECEIVE?
   The Fund declares dividends of net investment income daily. Dividends are paid to shareholders on the 15th day of each month (“Payable Date”). If the 15th day of a month falls on a weekend or holiday on which the NYSE is closed, the dividend will be distributed on the next succeeding business day. Payments vary in amount depending on income received from portfolio securities, expenses of operation and the number of days in the dividend period.
   Shares will begin earning dividends on the day after which the Fund receives payment and shares are issued. Shares or cash continue to earn dividends through the date they are redeemed or delivered subsequent to reinstatement.
   You also may elect to have your dividends paid to another person. If you desire to do so, please complete the Alternate Party Payment option on the General Authorization Form. A Medallion Signature Guarantee is required when you elect an alternate party payee.
   The Fund will generally distribute sufficient net income to avoid the application of the 4% excise tax imposed pursuant to the Internal Revenue Code of 1986, as amended (the “Code”).
WHAT IS THE EFFECT OF INCOME TAX ON MY INVESTMENT?
   The discussion of U.S. Federal tax issues in this Prospectus is not intended or written to be relied upon, and cannot be relied upon, by any shareholder for the purposes of avoiding penalties that may be imposed on such shareholder under the Internal Revenue Code. Such discussion is written to support the promotion or marketing of the Shares or matters addressed in this prospectus and shareholders should seek advice based on their particular circumstances from an independent tax advisor.
Federal Income Taxes
   The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code, and intends to take all other action required to ensure that no federal income taxes will be payable by the Fund and that the Fund may pay “exempt-interest dividends” to its shareholders. In order to pay exempt-interest dividends, at least 50% of the value of the Fund’s total assets must consist of obligations exempt from regular federal income tax pursuant to Section 103(a) of the Code. The federal income tax consequences of a distribution by the Fund at the shareholder level will be as follows:
   Net interest income on obligations exempt from federal income tax, when distributed to shareholders and designated by the Fund as exempt-interest dividends, will be exempt from regular federal income tax in the hands of the shareholders. Short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. Long-term capital gain distributions to shareholders will be treated as taxable long-term capital gain, whether received in shares of the Fund or in cash, regardless of how long a shareholder has held shares. It is not likely that the Fund will retain undistributed capital gains; however, in such an event, a shareholder must include in income, as long-term capital gain, the shareholder’s share of undistributed long-term capital gain designated by the Fund. Under such circumstances, the shareholder may claim a refundable credit against the tax for the shareholder’s proportionate share of any capital gain tax paid by the Fund.
   Generally, a 15% maximum long-term capital gains tax rate applies to assets held for more than 12 months.
   The amount of any “market discount” (generally the amount by which the cost is less than the face amount of the bond) is taxed as ordinary income. This means that most “capital appreciation” on these bonds will now be distributed to, and taxed to, the shareholders as ordinary interest income (rather than as capital gains).

   Under Section 55 of the Code, the alternative minimum tax now applies to all taxpayers, including corporations, and increases a taxpayer’s tax liability only to the extent it exceeds the taxpayer’s regular income tax (less certain credits) for the year. The alternative minimum tax is equal to 26% (or in some cases, 28%) in the case of individuals (20% for corporations) of the excess of the taxpayer’s taxable excess, which is the amount by which alternative minimum taxable income exceeds the applicable exemption amount. The exemption is $58,000 for spouses filing a joint return, $40,250 for a single taxpayer, and $29,000 for a married taxpayer filing a separate return, or $22,500 for a trust or estate. The exemption is phased out at the rate of $0.25 for each dollar by which a taxpayer’s alternative taxable income exceeds a predetermined amount. Certain corporations the average annual gross receipts of which are not, for every 3-taxable-year period, greater than $5,000,000 for the first 3-year period and greater than $7,500,000 for each period thereafter, will be exempt from the alternative minimum tax.
   “Alternative minimum taxable income” is a taxpayer’s taxable income (i) determined with specified adjustments for the alternative minimum tax and (ii) increased by “items of tax preference.” The types of income constituting “items of tax preference” include otherwise allowable tax-exempt interest on private activity bonds issued after August 7, 1986 (except bonds issued by charities qualifying under Section 501(c)(3) of the Code).
   Under the Code, any loss on the sale or exchange of shares in the Fund held by a shareholder for six months or less will be disallowed to the extent the shareholder received exempt-interest dividends with respect to those shares.
   Distributions from the Fund’s non-exempt investment income and from any net realized short-term gain will be taxable to shareholders as ordinary income, whether received in cash or in additional shares of the Fund. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.
   Written notice concerning the federal income tax status of distributions will be mailed within 60 days after the close of the year to shareholders of the Fund annually in accordance with applicable provisions of the Code.
   Regulated investment companies will be subject to a non-deductible excise tax equal to 4% of the excess of the amount required to be distributed for the calendar year over the distributed amount for the calendar year. The Fund intends to avoid the imposition of this excise tax, and will therefore distribute during each calendar year at least 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of each calendar year.
   UNLESS A SHAREHOLDER INCLUDES HIS OR HER TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) IN THE GENERAL AUTHORIZATION FORM AND CERTIFIES THAT SUCH SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 28% OF NON-EXEMPT DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER.
   Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing Fund shares.
   The limitations on the deduction of miscellaneous itemized deductions do not apply to publicly offered regulated investment companies. The Investment Adviser intends to use its best efforts to ensure that the Fund qualifies as a publicly offered regulated investment company for the purposes of the foregoing provision.
Colorado Income Taxes
   Individuals, trusts, estates, and corporations who are holders of shares of the Fund and who are subject to Colorado income tax will not be subject to Colorado tax on distributions from the Fund to the extent that such distributions qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of Colorado or any of its political subdivisions; or (2) distributions derived from interest on obligations of the United

States or its possessions included in federal adjusted gross income.
   To the extent that distributions on shares of the Fund are attributable to sources of income not described in the preceding sentences, including capital gains, such distributions will not be exempt from Colorado income tax.
   As intangibles, shares in the Fund will be exempt from Colorado property taxes.
Other State and Local Income Taxes
   Distributions from the Fund may be subject to income taxation in other jurisdictions. Individuals, trusts, estates and corporations who are holders of shares of the Fund and who are subject to state and/or local income taxation outside of Colorado should contact their personal income tax adviser regarding the proper treatment of these amounts.
WHAT SERVICES ARE PROVIDED TO SHAREHOLDERS?
   For general information about Colorado BondShares — A Tax-Exempt Fund, call or write the Fund at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202. The telephone number is (303) 572-6990, or, outside of Denver, (800) 572-0069. You may call on Monday through Friday (except holidays) between the hours of 8:00 a.m. and 4:00 p.m. Denver, Colorado time and your calls will be answered by our service representatives.
   As a shareholder, you will receive annual and semi-annual reports. In addition, you will receive statements confirming transactions in your account and the current balance of shares you own. For your convenience, all shares acquired in an account will be credited as book credits.
GENERAL INFORMATION
   The Investment Adviser is also the shareholder service agent (“Service Agent”), and as such, maintains a record of your ownership and will send you monthly statements of your account. Shareholder inquiries should be directed to your registered representative or the Service Agent or the Fund at the telephone numbers or mailing addresses listed in the prospectus.
DISCLOSURE OF PORTFOLIO HOLDINGS
   A description of the Fund’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information of the Fund.

FINANCIAL HIGHLIGHTS
   The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). With respect to the fiscal year ended September 30, 2005 and 2004, the information has been audited by Anton Collins Mitchell LLP, the Fund’s current registered independent public accounting firm. With respect to the fiscal year ended September 30, 2003, 2002 and 2001, the information has been audited by the Fund’s former independent auditors. These reports, along with the Fund’s financial statements, are included in the Statement of Additional Information of the Fund, which is available upon request.
   Selected data for a share of beneficial interest outstanding for the periods ended September 30 is as follows:

	Year Ended September 30,

	2005	2004	2003	2002	2001

Per Share Operating Data:

Net asset value, beginning of period	$9.35	$9.27	$9.33	$9.39	$9.35

Net investment income	0.48	0.47	0.60	0.59	0.68

Net realized and unrealized gain (loss) on investments	0.07	0.08	(0.06)	(0.06)	0.04

Increase from investment operations	0.55	0.55	0.54	0.53	0.72

Dividends from net investment income	(0.48)	(0.47)	(0.60)	(0.59)	(0.68)

Capital gains and ordinary income	(0.01)	0.00	0.00	0.00	0.00

Net increase (decrease) in net asset value	0.06	0.08	(0.06)	(0.06)	0.04

Net asset value, end of period	$9.41	$9.35	$9.27	$9.33	$9.39

Total Return, at Net Asset Value(1)	6.14%	6.19%	5.96%	5.90%	7.79%

Ratios/ Supplemental data:

Net assets, end of period (000)s	$368,429	$312,651	$267,207	$201,051	$138,520

Ratios to average net assets:

Net investment income	5.10%	5.08%	6.46%	6.77%	7.14%

Total expenses	0.58%	0.63%	0.65%	0.64%	0.66%

Net expenses	0.55%	0.60%	0.61%	0.59%	0.60%

Portfolio turnover rate(2)	4.40%	2.57%	4.65%	6.03%	7.91%

(1)	Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2)	The portfolio turnover rate is computed by dividing the lesser of purchases or sales of portfolio securities for a period by the monthly average of the market value of portfolio securities owned during the period. Sales of securities include the proceeds of securities which have been called, or for which payment has been made through redemption or maturity. Securities with a maturity date of one year or less at the time of acquisition are excluded from the calculation. Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period September 30, 2005 were $44,848,062 and $9,526,916, respectively.

PRIVACY POLICY OF THE FUND
What is the Fund’s Privacy Policy?
   If you invest in the Fund, you entrust us with your assets as well as your personal and financial information. We feel that this information is private and we hold ourselves to the highest standards in its protection and use. We do not sell client information to any third party about current or former clients, including personal information or even the fact that someone is a client of the Fund.
Your Personal Information
   You typically provide personal information when you complete an account application for the Fund or when you request a transaction which involves the Fund. This information may include your name and address, social security number or taxpayer identification number, date of birth, ownership documents and account numbers and identification of accounts at other institutions.
Disclosure of Your Personal Information
   The Fund does not sell information about current or former clients or their accounts to third parties. We do not share such information, except when necessary to complete transactions that you have requested and as follows:

•	To complete certain transactions to account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups which are not affiliated with the Fund. For example, if you ask to transfer assets from another financial institution to the Fund, we will need to provide certain information about you to that company to complete the transaction.

•	In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. We require these third parties to treat your private information with the same high degree of confidentiality that we do.

•	We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).
How We Protect Your Personal Information
   We restrict access to information about you to those employees of the Fund who need to know the information to provide products or services to you. We maintain strict physical, electronic and procedural safeguards to protect your personal information.
What You Can Do
   For your protection, we recommend that you do not provide your account information to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately.
We Will Keep You Informed
   As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but if we do make changes to the policy, you will be promptly notified.

COLORADO BONDSHARES — A TAX-EXEMPT FUND
General Authorization Form

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. If you do not provide us with this information, it may delay or prevent us from opening an account and making your requested investment, and if after your account is open we are unable to verify the information you provide, we reserve the right to close your account.

PLEASE NOTE: You must provide your U.S. Taxpayer Identification Number (TIN); a TIN includes SSN, ITIN and EIN. If you have never been issued a U.S. TIN and are not a U.S. Citizen, in place of a U.S. TIN please send us a copy of one of the following items: a resident-alien ID card, a current passport, a current foreign government-issued ID card, or other document evidencing nationality or residence that bears a photograph. If any document offered by a non-U.S. persons is unfamiliar and cannot be authenticated by reasonable means, the account will not be opened.

New accounts will not be opened unless all required information is provided.

   1. ACCOUNT REGISTRATION

#90-☐☐☐☐☐☐☐☐☐☐

Account Number (for office use only)

Individual, Joint or TOD Account

CHECK ONLY ONE BOX
     ☐ Individual Female
     ☐ Individual Male
     ☐ Transfer on Death (TOD) (Complete Transfer on Death Form)
     ☐ Joint Tenants with Right of Survivorship ☐ Joint Tenants in Common ☐ Tenants by Entirety
       (Account will be registered “Joint Tenants with Right of Survivorship” unless you indicate otherwise)
     ☐ Attorney-in-Fact (you must send us, along with this form, a copy of the notarized Power of Attorney)

☐☐☐-☐☐-☐☐☐☐

Owner’s Name (first, MI, last)	Social Security # (required)

☐☐/☐☐/☐☐☐☐	☐U.S. Citizen ☐ Resident Alien
Date of Birth (required)	Citizenship (required — please check one)

☐☐☐-☐☐-☐☐☐☐

Joint Owner’s Name (first, MI, last)	Social Security # (required)

☐☐/☐☐/☐☐☐☐	☐U.S. Citizen ☐ Resident Alien
Date of Birth (required)	Citizenship (required — please check one)

Permanent Address (required)
☐☐☐-☐☐☐-☐☐☐☐

Street Address (a P.O. Box or Rural Route number is not acceptable)	Phone Number (required)

☐☐ ☐☐☐☐☐ -☐☐☐☐

City	State Zip Code
Mailing Address (if different from above)

Account’s Mailing Address
☐☐ ☐☐☐☐☐ -☐☐☐☐

City	State Zip Code

1	1/30/06

☐ Uniform Gifts/ Transfers to Minors Act (UGMA/UTMA) Account

IMPORTANT: Every person to be registered on the account must provide all of the information requested.

☐☐☐-☐☐-☐☐☐☐

Custodian’s Name (first, MI, last)	Social Security # (required)

☐☐/☐☐/☐☐☐☐	☐U.S. Citizen ☐ Resident Alien
Date of Birth (required)	Citizenship (required — please check one)

☐☐☐-☐☐-☐☐☐☐

Minor’s Name (first, MI, last)	Social Security # (required)

☐☐/☐☐/☐☐☐☐	☐U.S. Citizen ☐ Resident Alien
Date of Birth (required)	Citizenship (required — please check one)

☐☐
Minor’s State of Residence
Permanent Address (required)
☐☐☐-☐☐☐-☐☐☐☐

Street Address (a P.O. Box or Rural Route number is not acceptable)	Phone Number (required)

☐☐ ☐☐☐☐☐ -☐☐☐☐

City	State Zip Code

Mailing Address (if different from above)

Account’s Mailing Address
☐☐ ☐☐☐☐☐ -☐☐☐☐

City	State Zip Code

2	1/30/06

☐ Trust Account

IMPORTANT: You must send us, along with this form, a copy of the pages in your trust agreement that show the name of the trust, the trust date and a listing of all trustees and their signatures.

☐☐☐-☐☐-☐☐☐☐

Trustee’s Name (first, MI, last)	Social Security # (required)

☐☐/☐☐/☐☐☐☐	☐U.S. Citizen ☐ Resident Alien
Date of Birth (required)	Citizenship (required — please check one)

☐☐☐-☐☐-☐☐☐☐

Co-Trustee’s Name (first, MI, last)	Social Security # (required)

☐☐/☐☐/☐☐☐☐	☐U.S. Citizen ☐ Resident Alien
Date of Birth (required)	Citizenship (required — please check one)

☐☐/☐☐/☐☐☐☐

Name of Existing Trust	Date of Trust Agreement (required)
☐☐-☐☐☐☐☐☐☐
Trust’s Taxpayer Identification # (required)

Permanent Address (required)
☐☐☐-☐☐☐-☐☐☐☐

Street Address (a P.O. Box or Rural Route number is not acceptable)	Phone Number (required)

☐☐ ☐☐☐☐☐ -☐☐☐☐

City	State Zip Code

Mailing Address (if different from above)

Account’s Mailing Address
☐☐ ☐☐☐☐☐ -☐☐☐☐

City	State Zip Code

3	1/30/06

☐ Business or Organization Account

Important: You must send us, along with this form, a copy of the pages of the Articles of Incorporation, or state-issued charter or Certificate of Good Standing. If completing for a Partnership, you must send us a copy of the Partnership Agreement.

☐☐-☐☐☐☐☐☐☐

Name of Business, Organization, Partnership, or Other Entity	Employer Identification # (required)

☐☐☐-☐☐-☐☐☐☐

Name of Sole Proprietor or Name of Partner (if applicable)	Social Security # (required)

☐☐/☐☐/☐☐☐☐	☐U.S. Citizen ☐ Resident Alien
Date of Birth (required)	Citizenship (required — please check one)

☐☐☐-☐☐-☐☐☐☐

Name of Sole Proprietor or Name of Partner (if applicable)	Social Security # (required)

☐☐/☐☐/☐☐☐☐	☐U.S. Citizen ☐ Resident Alien
Date of Birth (required)	Citizenship (required — please check one)

Permanent Address (required)
☐☐☐-☐☐☐-☐☐☐☐

Street Address (a P.O. Box or Rural Route number is not acceptable)	Phone Number (required)

☐☐ ☐☐☐☐☐ -☐☐☐☐

City	State Zip Code

Mailing Address (if different from above)

Account’s Mailing Address
☐☐ ☐☐☐☐☐ -☐☐☐☐

City	State Zip Code

4	1/30/06

   2. INVESTMENT INSTRUCTIONS

A. Initial Investment

Important: All purchase checks must be written in U.S. dollars and drawn on a U.S. Bank. Colorado BondShares does not accept cash, traveler’s checks or money orders. In addition, to protect the funds from check fraud, Colorado BondShares will not accept checks made payable to third parties, may periodically verify account funds prior to purchase and may close an account due to “insufficient funds”.

Enclosed is a check, payable to “Colorado BondShares — A Tax-Exempt Fund”

in the amount of $ ☐,☐☐☐,☐☐☐.☐☐.

NO REDEMPTION OF SHARES PURCHASED BY CHECK (UNLESS CERTIFIED) WILL BE

PERMITTED WITHIN 15 DAYS OF THE PURCHASE TO YOUR ACCOUNT.

MINIMUM INITIAL INVESTMENT: $500.00	NO MINIMUM ON SUBSEQUENT INVESTMENTS

B. Dividends and Capital Gains Distribution

Please select one of the following options for your dividends and capital gains. All dividends and capital gains will be reinvested in additional shares at Net Asset Value if you do not make a selection. Check only one option for each.

Dividends:	☐ Reinvest in Shares, or	☐ Pay in Cash
Capital Gains:	☐ Reinvest in Shares, or	☐ Pay in Cash

If you choose to have any dividends and capital gains paid in cash, please check one of the options below. If you do not make a selection, we will send them to you, by check, at your current address of record.

☐	Send dividends and capital gains to my bank account (complete Bank Information, page 8)
☐	Send dividends and capital gains to an alternate person and/or address (complete Alternate Party Payment, page 8)

C. Signature and Tax Certification (Signatures required, Page 6 of this form)

By signing below I certify and agree that:

✓	Investments will be made in as many shares of the Fund, including fractions to the third decimal place, as can be purchased at the public offering price at the close of business on the day payment is received. Shareholders will receive dividends from investment income and any distributions from long-term gain realized on the investment in shares or in cash according to the option elected. Dividend and gain options may be changed at any time by notifying Freedom Funds Management Company in writing. Share certificates will not be issued.

✓	If I am a U.S. citizen, a U.S. resident alien, or a representative of a U.S. entity, under the penalties of perjury, I certify that:

(1)	The number shown on this form is my correct taxpayer identification number (s), and

(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Important: Cross out item “2” if you have been notified by the IRS that you are currently subject to backup withholding because you have fail to report all interest or dividends on your tax return.

(3)	I am a U.S. person.

5	1/30/06

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

✓	I have full authority and legal capacity to buy and sell fund shares.

✓	I have received and read the current prospectus and agree to be bound by its terms.

✓	I certify that I am a legal resident of the state of although I may occasionally use an out-of-state address.

✓	I have read “How are Sales Charges Determined?” in the prospectus and I am aware that the Fund offers reduced sales charges (i.e., volume discounts, Rights of Accumulation, Letter of Intent and Net Asset Value Transfer Privilege).

✓	I understand that mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government, and that an investment in mutual fund shares involves risks, including the possible loss of principal.

SIGNATURES

Signature (Owner, Trustee, Custodian, etc.)	Date

Signature (Joint Owner, Co-Trustee, etc.)	Date

Signature (Joint Owner, Co-Trustee, etc.)	Date

Signature (Joint Owner, Co-Trustee, etc.)	Date

D. Dealer/Agent Authorization — FOR SELECTED DEALERS OR AGENTS ONLY

   Please establish the Account specified by the investor and purchase through SMITH HAYES Financial Services Corporation, general distributor, at the public offering price, shares which you are authorized to purchase from us for the investor. The investor is authorized to send any future payments directly to you for investment. Confirm each transaction to the investor and to us. We guarantee the genuineness of the investor’s signature. We are a duly registered and licensed dealer and have a sales agreement with Colorado BondShares — A Tax-Exempt Fund:

Securities Dealer/Agent Firm		Representative’s Name (first, MI, last)
X

Authorized Signature, Securities Dealer		Branch Office Address (street address)
☐☐ ☐☐☐☐☐ -☐☐☐☐

City		State Zip Code

☐☐☐-☐☐☐-☐☐☐☐

Broker Dealer #	Branch #	Rep. Number	Branch Office Telephone Number

6	1/30/06

ADDITIONAL SHAREHOLDER OPTIONS

#90-☐☐☐☐☐☐☐☐☐☐

Account Registration	Account Number (for office use only)

   1. TELEPHONE REDEMPTION PRIVILEGES (Signature required Section 7)

I (we) hereby authorize the Fund to honor any telephonic or telegraphic instructions from any of the registered shareholders or the registered representative of my (our) account for redemption without a Medallion Signature Guarantee of any or all shares held in my (our) account.

Proceeds will be mailed as registered on the account or, on redemptions of $1,000.00 or more, I (we) may request that the proceeds be wired to the bank account designated in Bank Information, Section 5.

The Fund shall not have any liability to me (us) for acting upon such instruction, and I (we) will indemnify and hold harmless the Fund from and against all losses, claims, expenses and liabilities that may arise out of, or be in any way connected with, a redemption of shares under this expedited redemption procedure, whether or not properly authorized and directed.

☐	Yes, we/I elect to have telephone redemption privileges

☐	No, we/I decline to have telephone redemption privileges (only written redemption requests will be accepted)

   2. AUTOMATIC INVESTMENT PLAN (Complete Bank Information, Section 5, of this form)

Please process automatic investment transfers directly from my bank account beginning the month of ______________________________, 200☐. Investment transfers are made on the 15th of each month.

Fund Account #	Fund Registration	Amount ($50 minimum)

$ ☐☐☐,☐☐☐.☐☐.

$ ☐☐☐,☐☐☐.☐☐.

   3. SCHEDULED WITHDRAWAL PLAN (Complete Bank Information, Section 5, of this form)

Please begin scheduled withdrawals from my fund account number listed below beginning the month of ______________________________, 200☐. Withdrawals occur monthly.*

Fund Account #	Fund Registration	Amount ($50 minimum)

$ ☐☐☐,☐☐☐.☐☐.

$ ☐☐☐,☐☐☐.☐☐.

*Scheduled withdrawals are made on the 26th of the month (or the first following business day). All payments will be sent to you via electronic payment.

☐	Send payments to an alternate person and/or address (Complete Alternate Party Payment, Section 4, or Bank Information, Section 5 of this form)

7	1/30/06

4.	ALTERNATE PARTY PAYMENT (Complete this information if you have requested that certain distributions or payments be sent to someone other than you and/or an address different than your address of record. (A Medallion Signature Guarantee is required, please see Section 7)*

Payee’s Name

Permanent Address (required)
☐☐☐-☐☐☐-☐☐☐☐

Street Address (a P.O. Box or Rural Route number is not acceptable)	Phone Number (required)

☐☐ ☐☐☐☐☐ -☐☐☐☐

City	State Zip Code

5.	BANK INFORMATION (Complete this section if you selected any option for transfers directly to or from your bank account).

PLEASE TAPE A PRE-PRINTED VOIDED CHECK HERE

The above options cannot be established without a pre-printed voided check. For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records. If the registration at the bank differs from that on the mutual fund, all parties must sign Section 7.

   6. REDUCED SALES CHARGES

a.	☐ Letter of Intent (Signature required Section 7)

I intend to purchase additional shares of Colorado BondShares over a 13-month period following my initial purchase in order to be eligible for a sales charge discount on my purchase of Class A shares.

☐ $100,000	☐ $250,000	☐ $500,000	☐ $1,000,000	☐ $4,000,000+

      Letter of Intent (“LOI”)

Freedom Funds Management Company will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to you or credited to your Account according to your dividend options. Upon completion of the specified minimum purchase within the 13-month period, all shares held in escrow will be deposited in your Account. You may include the total value of the Fund shares owned valued at the public offering price, as of the date of the LOI, toward the completion of the LOI. If the total amount invested within the 13-month period does not equal or exceed the specified minimum purchase, you will be requested to pay the difference between the amount of the sales charge actually paid and the amount of the sales charge applicable to the total purchase made. We will notify you in writing of your LOI expiration date and you may either (1) remit payment for the additional sales charge difference to Colorado BondShares, or (2) sufficient escrowed shares will be redeemed from your account for payment of the additional sales charge. Shares remaining in escrow after this payment will be released to your Account. The standard purchase amount may be increased at any time during the 13-month period by filing a revised LOI Agreement for the same period, provided that your Dealer furnishes evidence that an amount representing the reduction in sales charge under the new Agreement, which becomes applicable on purchases already made under the original LOI Agreement, will be refunded to you and that the required additional escrowed shares are being furnished by you.

8	1/30/06

b.	☐ Rights of Accumulation/Cumulative Discount

I, my spouse or my minor children own shares in other Colorado BondShares accounts. Please link the Tax Identification Numbers or account numbers listed below for Rights of Accumulation / Cumulative Discount privileges, so that this and future purchases qualify for the discount in sales charge described in the prospectus.

☐☐☐-☐☐-☐☐☐☐	☐☐☐-☐☐-☐☐☐☐
Social Security Number	Social Security Number

or Account Number	or Account Number

☐☐☐-☐☐-☐☐☐☐	☐☐☐-☐☐-☐☐☐☐
Social Security Number	Social Security Number

or Account Number	or Account Number

c.	☐ Net Asset Value Transfer Privilege

This purchase is being funded with shares redeemed from another mutual fund(s) within the last 60 days on which a sales charge was paid. See “How Are Sales Charges Determined?” in the prospectus.

d.	☐ Employee Discount

If you are associated with an NASD member firm, please provide us with your 7-digit CRD Number ☐☐☐☐☐☐☐. See “How Are Sales Charges Determined?” in the prospectus.

7.	SIGNATURES

Signature (Owner, Trustee, Custodian, etc.)	Date

Signature (Joint Owner, Co-Trustee, etc.)	Date

Signature (Joint Owner, Co-Trustee, etc.)	Date

Signature (Joint Owner, Co-Trustee, etc.)	Date

* A MEDALLION SIGNATURE GUARANTEE IS REQUIRED IF YOU HAVE

REQUESTED AN ALTERNATE PARTY PAYEE IN SECTION 4.

9	1/30/06

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10	1/30/06

TRANSFER ON DEATH (TOD) REGISTRATION

#90-☐☐☐☐☐☐☐☐☐☐

Name of owner(s) (Multiple owners will be registered as “joint tenants with right of survivorship”)	Account Number (for office use only)

☐☐☐-☐☐-☐☐☐☐	☐☐
Social Security (required)	State of Residence

I (we), the undersigned owner(s) of Colorado BondShares hereby designate that all funds in this account shall be distributed in equal shares (unless otherwise provided) to each beneficiary designated below upon my death.

☐☐☐-☐☐-☐☐☐☐

Beneficiary’s full legal name	Relationship (required)	Social Security Number (required)

☐☐ ☐☐☐☐☐

Beneficiary’s Residential Address	City	State Zip Code

☐☐/☐☐/☐☐☐☐		☐☐☐%
Date of Birth (required)		Percentage
☐☐☐-☐☐-☐☐☐☐

Beneficiary’s full legal name	Relationship (required)	Social Security Number (required)

☐☐ ☐☐☐☐☐

Beneficiary’s Residential Address	City	State Zip Code

☐☐/☐☐/☐☐☐☐		☐☐☐%
Date of Birth (required)		Percentage

Note: All stated percentages must add up to 100%. If not, distributions shall be made proportionally on the percentages stated.

Distributions under this Transfer on Death (TOD) Registration will not be effective until the death of the last surviving owner. If this is a joint account, the surviving account owner has the right to revoke or change this designation prior to his/her death. No payment will be made to an individual beneficiary who does not survive the owner(s) of the account. In the case of two or more beneficiaries who are entitled to the account, the percentage allocated to a surviving beneficiary will be increased pro rata in the event a beneficiary dies before the surviving owner. This Transfer on Death (TOD) Registration shall be governed by the provisions of Colorado law as applied to contracts entered into and fully performed in Colorado.

Signature (Owner)	Date

Signature (Joint Owner)	Date

Signature	Date

Signature	Date

MEDALLION SIGNATURE GUARANTEE IS REQUIRED IF YOU ARE SUBMITTING

THIS FORM AFTER YOUR ACCOUNT HAS BEEN ESTABLISHED WITH THE FUND.
Place for additional beneficiaries on page 12.

11	1/30/06

☐☐☐-☐☐-☐☐☐☐

Beneficiary’s full legal name	Relationship (required)	Social Security Number (required)

☐☐ ☐☐☐☐☐

Beneficiary’s Residential Address	City	State Zip Code

☐☐/☐☐/☐☐☐☐		☐☐☐%
Date of Birth (required)		Percentage

☐☐☐-☐☐-☐☐☐☐

Beneficiary’s full legal name	Relationship (required)	Social Security Number (required)

☐☐ ☐☐☐☐☐

Beneficiary’s Residential Address	City	State Zip Code

☐☐/☐☐/☐☐☐☐		☐☐☐%
Date of Birth (required)		Percentage

☐☐☐-☐☐-☐☐☐☐

Beneficiary’s full legal name	Relationship (required)	Social Security Number (required)

☐☐ ☐☐☐☐☐

Beneficiary’s Residential Address	City	State Zip Code

☐☐/☐☐/☐☐☐☐		☐☐☐%
Date of Birth (required)		Percentage

MEDALLION SIGNATURE GUARANTEE IS REQUIRED IF YOU ARE SUBMITTING

THIS FORM AFTER YOUR ACCOUNT HAS BEEN ESTABLISHED WITH THE FUND.

12	1/30/06

Colorado BondShares —
A Tax-Exempt Fund
1200 Seventeenth Street, Suite 850
Denver, Colorado 80202
(303) 572-6990
(800) 572-0069 (Outside Denver)
   This prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. Please review this prospectus carefully and retain it for future reference.
   Additional information about the Fund is included in the Statement of Additional Information dated as of January 30, 2006, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated herein by reference in its entirety. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that affected the Fund’s performance during its last fiscal year. For a free copy of the Statement of Additional Information, the Funds annual and semi-annual reports, to request other information about the Fund, or to make shareholder inquiries, please call or write the Fund at the telephone numbers or the address set forth above. The Fund does not maintain an internet website.
   Information about the Fund, including a Statement of Additional Information, can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.
Investment Company File Number 811-05009

PART B
Colorado BondShares  —
A Tax-Exempt Fund
1200 Seventeenth Street, Suite 850
Denver, Colorado 80202
(303) 572-6990
(800) 572-0069 (Outside of Denver)
STATEMENT OF ADDITIONAL INFORMATION
January 30, 2006
   This Statement of Additional Information expands upon and supplements the information contained in the current prospectus of Colorado BondShares — A Tax-Exempt Fund (the “Fund”), dated January 30, 2006 (the “Prospectus”). It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the address or telephone number listed above. This Statement of Additional Information is not in itself a Prospectus, and is incorporated by reference into the Prospectus in its entirety. Portions of the Prospectus are incorporated by reference into this Statement of Additional Information where indicated.

WHAT IS COLORADO BONDSHARES — A
TAX-EXEMPT FUND?
   Colorado BondShares — A Tax-Exempt Fund (the “Fund”) is a diversified, open-end management investment company, or mutual fund, organized as a Massachusetts business trust on February 13, 1987. The Fund is authorized to issue an unlimited number of shares of beneficial interest. Each share has one vote.
WHAT ARE THE FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS?
   The Fund’s investment objectives, investment strategies, policies and risks that are discussed in the “INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS” section of the Prospectus are incorporated by reference into this Statement of Additional Information.
WHAT ARE THE FUND’S INVESTMENT LIMITATIONS?
   Under the Fund’s fundamental policies, which cannot be changed unless either: (1) a majority of outstanding voting securities vote in favor of the proposal, or (2) at a security holder meeting in which at least half of the outstanding voting securities are represented, two-thirds of the outstanding voting securities at that meeting vote in favor of the proposal, the Fund may not:

•	Issue senior securities;

•	Invest more than 10% of the value of its total assets in the aggregate in restricted or not readily marketable securities or in repurchase agreements maturing or terminable in more than seven days or in illiquid assets;

•	Invest less than 80% of the value of its net assets in Tax-Exempt Obligations the interest on which is exempt from regular federal income taxes and from Colorado personal income tax and which is not subject to the alternative minimum tax;

•	Borrow money, except from banks for temporary purposes and in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made;

•	Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

•	Invest 25% or more of its total assets at market value in issuers of any one industry (determined by reference to the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, published by the Securities and Exchange Commission), provided that, with respect to Tax-Exempt Obligations issued by the State of Colorado, its political subdivisions, municipalities and public authorities, the identity of the issuer shall be determined with reference to the applicable provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and regulations promulgated thereunder;

•	As to 75% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of its total assets at market value would be invested in the securities of any issuer;

•	Acquire securities in other investment companies, if the total amount so invested would have an aggregate value in excess of 10% of the value of the total assets of the Fund;

•	Acquire more than 3% of the total outstanding voting stock of any one investment company, or acquire securities in any one investment company which securities have an aggregate value in excess of 5% of the value of the total assets of the Fund;

•	Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

•	Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

•	Write or purchase put, call, straddle or spread options, purchase securities on margin or sell “short,” or underwrite the securities of other issuers;

•	Purchase or sell commodities or commodity contracts, including commodity futures contracts; or

•	Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. The Fund has no present intention of entering into repurchase agreements during the coming year.
   Under the Investment Act of 1940, as amended (the “1940 Act”), a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.
HOW IS THE FUND MANAGED?
   The Fund is a Massachusetts business trust. The board of trustees of the Fund (the “Board”) supervises the activities of the Fund, reviews the Fund’s service contracts and hires the companies that run the day-to-day operations of the Fund, such as the administrator, custodian, investment adviser, transfer agent and underwriter.
   Pursuant to the terms of an agreement between the Fund and Freedom Funds Management Company, the investment adviser to the Fund (“Investment Adviser”), the Investment Adviser will manage investment of the Fund’s assets and administer its business and other affairs. See “WHO GIVES INVESTMENT ADVICE TO THE FUND?” and “ADVISORY AGREEMENT AND EXPENSES.”
   The Fund is not required to hold annual shareholder meetings. However, special meetings may be called by the Board or upon the written request of shareholders owning at least one-tenth of the shares entitled to vote, for such purposes as electing or removing trustees, changing fundamental investment policies, or approving a new or amended advisory or management contract or plan of distribution. Each shareholder receives one vote for each share held. The Board has the power to create additional series of Fund shares.
   The Fund, the Investment Advisor and the Underwriter all adopted codes of ethics under Rule 17j-1 promulgated under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.
Officers and Trustees of the Fund
   The following tables list the trustees and officers of the Fund, together with their address, age, positions held with the Fund, the term of each office held and the length of time served in each office, principal business occupations during the past five years and other directorships, if any, held by each trustee and officer. Each trustee and officer has served in that capacity for the Fund continuously since originally elected or appointed. The Board supervises the business activities of the Fund. Each trustee serves as a trustee until termination of the Fund unless the Trustee dies, resigns, retires, or is removed.
   Andrew B. Schaffer is an “interested person” of the Fund as defined in the 1940 Act by virtue of his position as both an officer and a trustee of the Fund as described in the table below. None of the trustees nor the officers of the Fund has any position with the Investment Adviser, the principal underwriter of the Fund, the distribution agent of the Fund, the service agent of the Fund or the custodian of the Fund, or any affiliates thereof. There is no family relationship between any officers and trustees of the Fund.

Non-Interested Trustees

Name,	Positions	Term of Office
Address	Held with	and Length of	Principal Occupations	Other Directorships
and age	the Fund	Time Served	During the Past 5 Years	Held by Director

George N. Donnelly 1200 17th Street, Ste. 850 Denver, CO 80202 Age: 59	Chairman of the Board of Trustees	Trustee since inception of the Fund in 1987	Mr. Donnelly is currently a Senior Regional Vice President for Phoenix Life Insurance Company. He was formerly President of Registered Rep/Financial Planner Exchange.com, a web based service designed to match independent registered representatives and financial planners with broker dealers. From May 1991 to July 1999, Mr. Donnelly was a Principal for MKT Inc., a marketing firm engaged in the sales of financial service products.	None

Bruce G. Ely 1200 17th Street, Ste. 850 Denver, CO 80202 Age: 55	Trustee	Trustee since July 2002	Mr. Ely is currently the Regional Marketing Director for MBIA Municipal Investors Service Corporation in Colorado. He has been involved with MBIA’s Customized Asset Management (CMA) product, and with the Colorado Local Government Liquid Asset Trust (COLOTRUST) since it’s inception in 1985. Mr. Ely was formerly a Senior Vice President with Hanifen, Imhoff Inc. in their public finance area from 1985-1998. He served on the board of directors of the Beaver Creek Metropolitan District for nine years both as Treasurer and Chairman.	None

James R. Madden 1200 17th Street, Ste. 850 Denver, CO 80202 Age: 61	Trustee	Trustee since September 2004	Mr. Madden has owned Madden Enterprises, a real estate company that owns and leases commercial buildings and real estate, for the past thirty years. He is also a stockholder and director of Community Bank in western Kansas. He has been a bank director for over 25 years.	None

Interested Trustees

Name,	Positions	Term of Office
Address	Held with	and Length of	Principal Occupations	Other Directorships
and Age	the Fund	Time Served	During the Past 5 Years	Held by Director

Andrew B. Shaffer 1200 17th Street, Ste. 850 Denver, CO 80202 Age: 58	Trustee, President, Secretary and Treasurer	Trustee, Secretary and Treasurer since June 1995 President since January 2003	Mr. Shaffer is the manager of Shaffer Capital Management/LLC. Prior to the formation of Shaffer Capital Management/LLC, Mr. Shaffer was engaged as an attorney in private practice. Mr. Shaffer has also been an attorney with the Internal Revenue Service, an associate at the Denver law firm of Sherman and Howard and a Shareholder/ Director at the Denver law firm of Conover, McClearn & Heppenstall, P.C. He has been a visiting lecturer and Associate Professor at the University of Colorado Law School and has written numerous articles and lectured extensively in the areas of business, tax and estate planning.	None
   The Board oversees the operations of the Fund, and is responsible for the overall management and supervision of the Fund’s affairs in accordance with the laws of the State of Massachusetts, and directs the officers of the Fund to perform or to cause to be performed the daily functions of the Fund. The Board has no standing committees.
Share Ownership
   The following tables set forth the dollar range of shares of the Fund beneficially owned by each of the trustees of the Fund as of December 31, 2005:
Non-Interested Trustees

Name	Dollar Range of Shares in the Fund

George N. Donnelly	Over $100,000

Bruce G. Ely	Over $100,000

James R. Madden	Over $100,000
Interested Trustees

Name	Dollar Range of Shares in the Fund

Andrew B. Shaffer	Over $100,000

   As of December 31, 2005, the officers and trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund, and none of the officers or trustees of the Fund or members of their immediately family had any ownership interest in the Adviser, the Underwriter or any person (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or the Underwriter.
Compensation
   The Board met five times during the fiscal year ended September 30, 2005. The following tables show the compensation paid by the Fund to each of the trustees during that year:
Non-Interested Trustees

	Aggregate	Pension or Retirement
	Compensation	Benefits Accrued as Part	Total Compensation from
Name of Person, Position(s) with the Fund	from Fund	of Fund Expenses	Fund Paid to Such Person

George N. Donnelly (Trustee)	$800	N/A	$800

Bruce G. Ely (Trustee)	800	N/A	800

James R. Madden (Trustee)	600	N/A	600
Interested Trustees

	Aggregate	Pension or Retirement
	Compensation	Benefits Accrued as Part	Total Compensation from
Name of Person, Position(s) with the Fund	from Fund	of Fund Expenses	Fund Paid to Such Person

Andrew B. Shaffer (Trustee, President, Secretary and Treasurer)	$800	N/A	$800
   No officer or trustee of the Fund received remuneration from the Fund in excess of $60,000 for services to the Fund during the fiscal year ended September 30, 2005. The officers and trustees of the Fund, as a group, received $3,000 in compensation from the Fund for services to the Fund during the 2005 fiscal year.
Proxy Voting
   The Fund invests exclusively in non-voting securities and therefore is not required to include information regarding proxy voting policies and procedures.
Principal Holders
   No person of record owns and no person is known by the Fund to beneficially own 5% or more of the Fund’s shares.
WHO GIVES INVESTMENT ADVICE TO THE FUND?
   The Investment Adviser to the Fund is a Delaware corporation formed on November 7, 1986 and wholly owned by Carbon County Holding Company, a Colorado corporation (“Carbon County”). Carbon County is a single bank holding company which owns 100% of Rawlins National Bank. The Investment Adviser is located at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202.
   Fred R. Kelly Jr., President, Secretary and Treasurer of the Investment Adviser and the Fund’s portfolio manager, owns approximately 66% of the issued and outstanding capital stock of Carbon County.
   The Investment Adviser has registered with the Securities and Exchange Commission as an Investment Adviser under the 1940 Act.

   The Investment Adviser’s goal is to have a portfolio turnover rate that is not in excess of 20% per year in accordance with the investment objectives of the Fund. During fiscal year 2005, the Fund’s portfolio turnover rate was 4.40%. The turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average of the market value of such securities owned during the period. The portfolio turnover ratio was greater than the previous year due to an increase in bond calls and puts.
Advisory Agreement and Expenses
   Under the advisory agreement approved by the Board and by a majority of the shareholders (the “Advisory Agreement”), by and between the Fund and the Investment Adviser, subject to the control of the Board, the Investment Adviser manages the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and policies. The Investment Adviser will attempt to meet the Fund’s investment objectives by providing portfolio management and credit analysis services pursuant to the Prospectus and the Advisory Agreement. There is no assurance that the Investment Adviser can meet the Fund’s investment objectives.
   In addition, the Investment Adviser administers the Fund’s daily business affairs such as providing accurate accounting records, computing accrued income and expenses of the Fund, computing the daily net asset value of the Fund, assuring proper dividend disbursements, proper financial information to investors, and notices of all shareholders’ meetings, and providing sufficient office space, storage, telephone services, and personnel to accomplish these responsibilities.
   The Investment Adviser pays all of the compensation of trustees of the Fund who are employees of the Investment Adviser and of the officers and employees of the Fund. The Fund pays all of the compensation of trustees who are not employees of the Investment Adviser. The Advisory Agreement also provides that the Investment Adviser will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Advisory Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.
   In exchange for its services, the Investment Adviser is entitled to receive a management fee from the Fund, calculated daily and payable monthly, equal to 0.50% of the average daily net assets on an annual basis.
   The Fund is responsible for paying all its expenses other than those assumed by the Investment Adviser, including brokerage commissions, if any, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders’ meetings, expenses of corporate data processing and related services, shareholder account services, fees and disbursements of appraisers, transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expense of trustees of the Fund not employed by the Investment Adviser or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.
   The table below sets forth the advisory fees earned and the advisory fees actually paid by the Fund during the last three fiscal years of the Fund:

	Advisory	Advisory
	Fees Earned	Fees Paid

2003	$1,191,444	$1,191,444

2004	1,484,372	1,484,372

2005	1,695,499	1,695,499
   The Advisory Agreement will continue in effect from year to year if such continuance is approved in the manner required by 1940 Act (i.e., (1) by a vote of a majority of the Board or of the outstanding voting securities of the Fund and (2) by a vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party), and if the Investment Adviser shall not have notified the Fund at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. The Advisory Agreement may be terminated by the Fund, without penalty, on 60 days’ written notice to the Investment Adviser and will terminate automatically in the event of its assignment.

   In approving the Advisory Agreement, the Board, including the disinterested trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Investment Adviser or its affiliates in connection with providing services to the Fund, compared the fees charged by Investment Adviser to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Investment Adviser with respect to the Fund. The Board also considered the Fund’s performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and Investment Adviser services, and benefits potentially accruing to the Investment Adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Investment Adviser, as well as research services received by the Investment Adviser from brokers-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.
   The Investment Adviser also serves as the transfer agent, shareholder servicing agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Service Agreement (the “Service Agreement”). The Investment Adviser’s duties under the Service Agreement include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund and all other customary services of a transfer agent, shareholder servicing agent and dividend disbursing agent. As compensation for these services, the Fund may pay the Investment Adviser at a rate intended to represent the Investment Adviser’s cost of providing such services. This fee would be in addition to the investment advisory fee payable to the Investment Adviser under the Advisory Agreement.
Additional Information About the Portfolio Manager
   The Fund’s portfolio manager is Fred R. Kelly Jr., President, Secretary and Treasurer of the Investment Adviser. The portfolio manager does not manage any accounts other than the Fund. The following includes additional information about the portfolio manager’s compensation and ownership of shares of the Fund.
   Compensation. The following is an explanation of the structure of, and method used to determine, portfolio manager compensation as of the end of the Fund’s most recently completed fiscal year. Mr. Kelly is compensated by a fixed salary, yearly bonus (not based on Fund performance or the value of assets held in the Fund’s portfolio) and commissions on certain sales of Fund Shares relating to accounts on which the Underwriter is the broker-dealer. All compensation is paid in cash. Salary and bonus is paid by the Investment Adviser, while commissions are paid by the Underwriter. Mr. Kelly also receives indirect compensation in the form of dividends as a result of his ownership of approximately 66% of the capital stock of Carbon County, the parent of the Investment Adviser.
   Share Ownership. The following table sets forth the dollar range of shares of the Fund beneficially owned by the portfolio manager of the Fund as of December 31, 2005:

Dollar Range of Shares
Name	in the Fund

Fred R. Kelly, Jr.	$10,001-$50,000
Allocation of Portfolio Transactions and Other Practices
   The frequency of portfolio transactions — the Fund’s portfolio turnover rate — will vary from year to year depending on market conditions. The Investment Adviser’s goal is that the Fund will not have a portfolio turnover rate in excess of 20% per year; however, there can be no assurances that the fund will be able to meet this objective. During the fiscal year 2005 the Fund’s portfolio turnover rate was 4.40%. The portfolio turnover ratio was greater than the previous year due to an increase in bond calls and puts.
   The Investment Adviser will be authorized to allocate the Fund’s securities transactions to the Under-

writer, the principal underwriter and the distributor of the Fund’s shares and to other broker-dealers who help distribute the Fund’s shares. The Investment Adviser will allocate transactions to such broker-dealers only when it reasonably believes that the commissions and transaction quality is comparable to that available from other qualified broker-dealers. This is consistent with the Rules of the National Association of Securities Dealers, Inc. (“NASD”), and subject to seeking the most favorable price and execution available and such other policies as the Board may determine.
   In connection with its duties to arrange for the purchase and sale of portfolio securities, the Investment Adviser will select such broker-dealers (“Dealers”) who will, in the Investment Adviser’s judgment, implement the Fund’s policy to achieve best execution, i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Investment Adviser will cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Investment Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through Dealers include a spread between the bid and asked prices.
   When allocating transactions to Dealers, the Investment Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Investment Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Investment Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion.
   If, on the foregoing basis, the transaction in question could be allocated to two or more Dealers, the Investment Adviser is authorized in making such allocation, to consider, (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold Fund shares or the shares of any other investment company or companies having the Investment Adviser as its investment adviser or having the same sub-manager, administrator or principal underwriter as the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Fund and/or other accounts of the Investment Adviser and that such research received by such other accounts may or may not be useful to the Fund.
   Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Underwriter, as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 under such Act. These conditions relate among other things, to the terms of an issue of municipal securities purchased by the Fund, the reasonableness of the dealer spread, the amount of municipal securities which may be purchased from any one issuer, and the amount of the Fund’s assets which may be invested in a particular issue. The rule also requires that any purchase made subject to its provisions be reviewed at least quarterly by the Fund’s Board, including a majority of the Fund’s Board who are not interested persons of the Fund as defined by the 1940 Act.
   The Board will review quarterly the Investment Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices in the industry.
   The aggregate amount of brokerage commissions paid by the Fund during its three most recent fiscal years is set forth herein under “DISTRIBUTION OF SHARES.”

SHAREHOLDER SERVICE AGENT
   The Investment Adviser also serves as the Fund’s shareholder service agent (“Service Agent”), and has registered with the Securities and Exchange Commission as a transfer agent. As Service Agent, the Investment Adviser performs only those services described in the Service Agreement.
CUSTODIAN AND AUDITORS
   Wells Fargo Institutional Trust, Wells Fargo Bank, N.A., is the portfolio securities custodian (the “Custodian”) for the Fund. Their address is 1740 Broadway, Denver, Colorado 80274. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.
   Anton Collins Mitchell LLP is the independent registered public accounting firm of the Fund. Anton Collins Mitchell LLP audited the Fund’s financial statements for the fiscal year ended September 30, 2005 and will audit the Fund’s financial statements for the fiscal year ending September 30, 2006. Their address is 303 E. 17th Ave., Suite 600, Denver, CO 80203.
WHAT KIND OF SHARES DOES THE FUND OFFER?
   The Fund has one class of shares, an unlimited number of which may be issued by the Board, and the Board has the power to create additional series of Fund shares. The Fund had 4,651 holders of record and 41,184,708 shares outstanding as of December 31, 2005.
   The Fund declares dividends of net investment income daily. Dividends are paid to shareholders on the 15th day of each month (“Payable Date”). If the 15th day of a month falls on a weekend or holiday on which the New York Stock Exchange (“NYSE”) is closed, the dividend will be distributed on the next succeeding business day. Payments vary in amount depending on income received from portfolio securities and expenses of operation.
   Shares will begin earning dividends on the day after which the Fund receives payment and shares are issued. Shares or cash continue to earn dividends through the date they are redeemed or delivered subsequent to reinstatement.
   Unless you elect by written notice to the Investment Adviser, at least ten business days prior to the dividend Payable Date, your dividends and gain distributions, if any, will be made in additional shares at net asset value. If you desire to elect a different option, you may choose to receive dividends in cash and any gain distributions in shares or receive both dividends and any gain distributions in cash. See Page 5 of the General Authorization Form in the Prospectus.
   The Fund will generally distribute sufficient net income to avoid the application of the 4% excise tax imposed pursuant to the Code.
   Each share represents an equal proportionate beneficial interest in the Fund. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Voting rights are not cumulative.
   When issued and outstanding, the shares are fully paid and nonassessable by the Fund. Shares are fully redeemable as described under the “HOW CAN I SELL MY SHARES?” portion of the Prospectus. Shares of the Fund have no preemptive or conversion rights, and are freely transferable. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.
   Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

PURCHASE OF SHARES
   Shares of the Fund are being continuously offered through securities dealers who are members of the National Association of Securities Dealers, Inc. (“NASD”) and who have a dealer agreement with the underwriter, SMITH HAYES Financial Services Corporation (“SMITH HAYES” or the “Underwriter”). Broker-dealers may be classified as statutory underwriters under Section 2(11) of the Securities Act of 1933, as amended.
   Shares of the Fund will be purchased at the offering price based on the net asset value next determined following receipt of the order by the Fund, plus the applicable sales charges. Any orders received by the Fund from you directly or from your broker, as the case may be, before 2:00 p.m. Denver, Colorado time will receive that day’s share price, which is the net asset value at the close of business of the NYSE that day. Orders received after 2:00 p.m. will be priced based on the net asset value at the close of business of the NYSE the next day. The Fund is open for business each day on which the NYSE is open.
   You can open an account for $500 or more by delivering a check made payable to “Colorado BondShares — A Tax-Exempt Fund,” and a completed General Authorization Form, either to your broker or to the Fund at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202. The Fund’s telephone numbers, including toll-free numbers, are set forth on the cover of this Statement of Additional Information.
   You may make additional purchases at any time by delivering a check either to your broker or to the Fund at the address stated above. There is no minimum purchase amount required for these subsequent investments.
   Instructions for redemptions and other transactions in accounts and requests for information about an account should go to the above stated address.
   Any share purchases will be made through the Fund from the investment dealer designated by the shareholder. A shareholder may change its dealer at any time upon written notice to the Investment Adviser, provided that the new dealer has a dealer agreement with the Underwriter.
   Recent Federal anti-money laundering laws and regulations require the Fund to obtain certain information about you in order to open an account. You must provide the Fund with the name, physical address, social security or other taxpayer identification number, date of birth and phone number of all owners of the account. A post office box cannot be used as the physical address on the account. The Fund will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Fund may employ additional verification methods or refuse to open your account. The information gathered also will be verified when you change the principal physical address on your account. Under certain circumstances, it may be appropriate for the Fund to close or suspend further activity in an account. The personal information gathered about you will be protected in accordance with the Fund’s privacy policy described in the section of the prospectus of the Fund entitled “PRIVACY POLICY OF THE FUND.”
WHAT REDUCTIONS IN SALES CHARGES ARE PROVIDED?
   Volume discounts are provided if the total amount being invested in shares of the Fund reaches the levels indicated in the sales charge schedule in the “HOW ARE SALES CHARGES DETERMINED?” section of the Prospectus.
   In order to obtain a volume discount, you may be required to inform the Fund of other accounts in which you have holdings eligible to be aggregated to qualify for volume discounts at the time of purchase. You may be required to provide the Fund with certain records including account statements in order to verify your eligibility for volume discounts. Confirmation of the order is subject to such verification.
   Rights of accumulation allow the Fund’s shares to be purchased at the rate applicable in the discount schedule after adding the value of shares already owned by the investor to the amount of the Fund shares being purchased.
   A letter of intent allows you to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount of dollars that you state in the letter that you intend to purchase. While the letter of intent is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the letter of intent. For more information concerning the terms of the letter of intent, see the General Authorization Form.
   The Fund has a net asset value transfer privilege, which allows investors to purchase shares of the Fund at no load providing the following conditions are met: (a) the proceeds used by the investor to purchase shares of the Fund must be from the redemption of an unrelated mutual fund; (b) the investor must have paid a sales charge (load) on the shares of the unrelated mutual fund; (c) the investor must purchase shares of the Fund within 60 days of redeeming its shares in the unrelated mutual fund; and (d) the investor must include a confirmation of the redemption from the unrelated mutual fund.
   For any such discounts, the purchaser or the purchaser’s broker-dealer must provide the Fund with sufficient information to permit verification that the purchase order qualifies for the discount privilege. Confirmation of the order is subject to such verification.
WHO IS ENTITLED TO REDUCTIONS?
   Shares of the Fund may be sold at net asset value to (i) present and retired trustees, officers, directors, employees (and their respective spouses and minor children) of the Fund, the Investment Adviser and its affiliates, the Underwriter, Hanifen, Imhoff Holdings Inc. and its affiliates as constituted on November 17, 1994 and other NASD registered representatives; (ii) employee benefit plans for such persons (and to any investment Advisory, custodial, trust or other fiduciary account managed or advised by the Investment Adviser or any affiliate); and (iii) shareholders of unrelated mutual funds that charge a sales load to the extent that the purchase price of Fund shares is funded by the proceeds from the redemption (within 60 days prior to the purchase of Fund shares) of shares of such unrelated mutual fund(s).
   Shares may be issued without a sales charge in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies.
   Reductions in sales charges apply to purchases by a single person, including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.
REASONS FOR DIFFERENCES IN PUBLIC OFFERING PRICE
   As described in the Prospectus, there are a number of instances in which the Fund’s shares are sold or issued on a basis other than the maximum public offering price (net asset value plus the highest sales charge). Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a letter of intent or right of accumulation. See the table of sales charges in the “WHAT DO SHARES COST?” section of the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, and (ii) they are designed to avoid an unduly large dollar amount of sales charges on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain single persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.
   The reasons for the eliminated sales charges to certain individuals and groups are permitted because of (i) reduced or eliminated selling expenses; (ii) encouragement of an interest and an identification with the aims and policies of the Fund; and (iii) the necessity to meet competition as to sales of shares of other funds.
DISTRIBUTION OF SHARES
   SMITH HAYES is also the general distributor of the shares of the Fund pursuant to a distribution agreement approved by the Board as of November 30, 1994 (the “Distribution Agreement”). The Distribution Agreement will continue automatically for successful annual periods ending on November 15 of each year, provided such continuance is specifically approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days’ written notice without penalty by the Board, by vote of a majority of the outstanding shares of the Fund, or by SMITH HAYES. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. SMITH HAYES is located at 200 Centre Terrace, 1225 L Street, P.O. Box 83000 Lincoln, Nebraska 68501.
   As general distributor of the Fund’s shares, SMITH HAYES allows concessions to all dealers, up to 4.35% on purchases to which the 4.75% sales charge applies. SMITH HAYES receives the balance of such sales charges (0.40%) paid by investors. In its sole discretion, SMITH HAYES may give up all or part of such 0.40% sales charge to dealers; however, this practice may be discontinued at any time. For the fiscal years ended September 30, 2005, 2004 and 2003 the total amount of sales charges paid by investors was $1,788,091, $1,740,038 and $2,104,416, respectively.
REDEMPTION OF SHARES
   The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus.
   In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency or such other periods as ordered by the Securities and Exchange Commission.
   Payment may be made in securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.
HOW IS NET ASSET VALUE PER SHARE DETERMINED?
   The public offering price of its shares is the next determined net asset value of the shares plus a sales charge. The net asset value per share of the Fund is determined as of the close of business of the NYSE for each day the Exchange is open. Net asset value is determined by dividing the value of the total assets of the Fund, less liabilities (net assets), by the number of shares outstanding. The value of total assets is primarily the sum of the market values of the bonds, other investments and cash in the portfolio.
   The values of most of our portfolio securities are determined at their market price using prices quoted on a daily basis by a national independent pricing service approved by the Board. However, the determination of market values for municipal bonds, particularly not rated municipal bonds, can be a very subjective process due to the infrequency at which individual bonds actually trade and the limited amount of information that is available with respect to many municipal issuers. Therefore, in cases where a market price is not available from the pricing service, or where the Fund determines that the “market price” so determined is not reflective of the true “fair value” or realizable value of these securities, the portfolio securities are valued at “fair value” as determined in good faith by the Board. In either event, the Fund values the municipal bonds and other securities taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, quotes from municipal bond dealers, market transactions and other relevant information. The Fund records amortization of premiums and accretion of original discounts on zero coupon bonds, using the effective yield method, in accordance with federal income tax purposes. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. In these cases, net asset value will reflect the affected portfolio securities’ value as determined in the judgment of the Board instead of being determined by the market. Using a “fair value” pricing methodology to price the portfolio securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund’s valuation of a portfolio security will be accurate, nor the valuation will not differ from the amount that it realizes upon the sale of such security.
   The Board in the future may direct the Fund to rely on other methods or combination of methods in determining the market values of its municipal bonds.

These other methods may include the use of a matrix system, the use of relative changes in a municipal index or price changes of municipal future contracts or some other method that the Board determines appropriate.
CALCULATION OF PERFORMANCE DATA
   The Fund may publish certain performance figures in advertisements from time to time. These performance figures may include yield, tax equivalent yield, total return and average annual total return (before and after taxes and taxes on redemption) figures.
Yield
   Yield reflects the income per share deemed earned by the Fund’s portfolio investments. Yield is determined by dividing the net investment income per share deemed earned during the preceding 30-day period by the maximum offering price per share on the last day of the period and annualizing the result according to the following formula:

	[(	(a – b)	)6		]
YIELD = 2	[(		+1)	-1	]
	[(	cd	)		]

Where: a =	interest earned during the period.

b =	expenses accrued for the period (net of reimbursements).

c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =	the maximum offering price per share on the last day of the period.
   To calculate interest earned (for the purpose of “a” above) the Fund will:
        (a) Compute the yield to maturity of each obligation held by the Fund based on the market value of the obligation at the close of business on the last business day of each month, or with respect to obligations purchased during the month, the purchase price.
        (b) Divide the yield to maturity by 360 and multiply the quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio.
   The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.
   In the case of an obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. In the case of an obligation with original issue discount, if the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. In the case of an obligation with original issue discount, if the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based upon market value.
Tax Equivalent Yield
   Tax equivalent yield shows the yield from a taxable investment which would produce an after-tax yield equal to that of a fund that invests in tax-exempt securities. It is computed by dividing the tax-exempt portion of the Fund’s yield (as calculated above) by one minus a stated income tax rate and adding the quotient to the portion (if any) of the Fund’s yield that is not tax-exempt.

Total Return
   Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated time period, taking into account the imposition of the sales charge and other fees and assuming the reinvestment of all dividends and distributions. Cumulative total return reflects the Fund’s performance over a stated period of time and is computed as follows:
ERV-P = Total Return

Where: ERV =	ending redeemable value of the hypothetical $1,000 payment made at the beginning of the base period (reduced by the maximum sales charge) assuming reinvestment of all dividends and distributions.

P =	a hypothetical initial payment of $1,000.
Average Annual Total Return
   Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period, and is computed according to the following formula:
P(1 + T)n = ERV

Where: P =	a hypothetical initial payment of $1,000.

T =	average annual total return.

n =	number of years in the base period.

ERV =	ending redeemable value of the hypothetical $1,000 payment made at the beginning of the base period (reduced by the maximum sales charge) assuming reinvestment of all dividends and distributions.
   All performance figures are based on historical results and are not intended to indicate future performance.
Average Annual Total Return (After Taxes on Distributions)
   Average annual total return reflects the hypothetical annually compounded return (after taxes on distributions) that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period, and is computed according to the following formula:
P(1 + T)n = ATVD

Where: P =	a hypothetical initial payment of $1,000.

T =	average annual total return (after taxes on distributions).

n =	number of years in the base period.

ATVD =	ending redeemable value of the hypothetical $1,000 payment made at the beginning of the base period (reduced by the maximum sales charge) assuming reinvestment of all dividends and distributions, after taxes on distributions but not after taxes on redemption.
   All performance figures are based on historical results and are not intended to indicate future performance.
Average Annual Total Return (After Taxes on Distributions and Redemption)
   Average annual total return reflects the hypothetical annually compounded return (after taxes on distributions and redemption) that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period, and is computed according to the following formula:
P(1 + T)n = ATVDR

Where: P =	a hypothetical initial payment of $1,000.

T =	average annual total return (after taxes on distributions and redemption).

n =	number of years in the base period.

ATVDR =	ending redeemable value of the hypothetical $1,000 payment made at the beginning of the base period (reduced by the maximum sales charge) assuming reinvestment of all dividends and distributions, after taxes on distributions and redemption.
   All performance figures are based on historical results and are not intended to indicate future performance.

Taxable Versus Tax-Exempt Yields Colorado Residents
   The following table shows the rate of return an individual investor would need to receive from a taxable investment to equal various possible rates of return from the Fund. There can be no assurance that the Fund will achieve any particular tax-exempt yield.

Colorado	Equivalent
BondShares Yield	Taxable Yield*

8.00%	12.91%

7.75%	12.50%

7.50%	12.10%

7.25%	11.70%

7.00%	11.29%

6.75%	10.89%

6.50%	10.49%

6.25%	10.08%

6.00%	9.68%

5.75%	9.28%

5.50%	8.87%

5.25%	8.47%

5.00%	8.07%

4.75%	7.66%

4.50%	7.26%

*	The equivalent taxable yield is based on an assumed 35.0% marginal federal income tax rate and an assumed 4.63% marginal Colorado income tax rate reduced by the deductibility of the state tax on the federal return. The actual effective rates may vary.
GENERAL INFORMATION
   The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust filed on February 13, 1987 (“Declaration of Trust”). The Fund is authorized to issue an unlimited number of shares of beneficial interest. Each share has one vote.
   Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Fund’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a trustee. The Declaration of Trust provides for indemnification from the Fund’s property for all losses and expenses of any shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Board intends to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.
   As described under “HOW IS THE FUND MANAGED?” in the Prospectus and Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove trustees.
   Reports to Shareholders. The Fund’s fiscal year ends on September 30. The Fund distributes reports semiannually to its shareholders. Financial statements regarding the Fund, audited by the Fund’s independent registered public accounting firm, are sent to shareholders annually.
   Taxation of the Fund. As described under “WHAT IS THE EFFECT OF INCOME TAX ON MY INVESTMENT,” the Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. Failure of the Fund to so qualify would require the Fund to pay federal income taxes.
   Legal Counsel. The firm of Kutak Rock LLP in Denver, Colorado, is legal counsel for the Fund.

   Fund Prospectus. The Fund’s Prospectus will be furnished without charge upon request. Such requests should be made to the Fund at the mailing address or telephone numbers set forth on the first page of this Statement of Additional Information.
   Registration Statement. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.
   How to Contact the Fund. For general information about Colorado BondShares — A Tax-Exempt Fund, call or write the Fund at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202. The telephone number is (303) 572-6990, or, outside of Denver (800) 572-0069. You may call on Monday through Friday (except holidays) between the hours of 8:00 a.m. and 4:00 p.m. Denver, Colorado time and your calls will be answered by our service representatives. Inquiries, instructions for purchases, redemptions and other transactions in accounts and requests for information about an account should be directed to the above address.
DISCLOSURE OF PORTFOLIO HOLDINGS
   The Board has approved policies and procedures regarding disclosure of portfolio holdings. The Fund and the Investment Adviser may disclose information about the Fund’s portfolio holdings if such disclosure is consistent with the best interests of the Fund’s shareholders or is required by law. Any conflicts of interests between the interests of the shareholders of the Fund and its Investment Adviser or other third-party service providers will be resolved in favor of the shareholders. The Fund and the Investment Adviser may not receive compensation or other consideration in connection with the disclosure of information about the portfolio holdings of the Fund. Except with respect to disclosure required by law, information about the Fund’s portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the Fund may ascertain the purpose of the request and the Fund reserves the right to refuse a request from a non-shareholder unless required by law. The date of the information provided to the requesting person may substantially precede the date of the request.
   The Fund discloses its portfolio holdings in its annual reports delivered to shareholders. Current shareholders, prospective shareholders and intermediaries that distribute the Fund’s shares (solely for the purpose of providing the information to shareholders or prospective shareholders) are also provided information regarding the Fund’s portfolio holdings upon request. The Fund may also provide information on its portfolio holdings on a monthly and quarterly basis to rating agencies and other ranking agencies. The Fund’s third-party service providers are provided with the Fund’s portfolio holdings on a semi-annual basis to confirm proper pricing of the Fund’s securities. Affiliated persons of the Fund are provided information regarding the Fund’s portfolio holdings only when needed by the affiliated person to discharge their duties and when permitted by the Fund’s Code of Ethics.
   The Board receives periodic reports from the Investment Adviser regarding disclosure of the Fund’s portfolio holdings to third parties. Any requests for disclosure of the Fund’s portfolio securities not described above must be approved by the Board.
FINANCIAL STATEMENTS
   The financial statements required by Item 22 of this registration statement are incorporated by reference from the Registrant’s Annual Report on Form N-CSR for the year ended September 30, 2005 that was filed with the Securities and Exchange Commission on December 8, 2005.

APPENDIX A
KEY TO MOODY’S LONG-TERM RATING DEFINITIONS
   The information on credit ratings below was taken from Moody’s website disclosure on both “US Municipal and Tax-Exempt Ratings” and “Long-Term Obligation Ratings.” The Fund makes no representations or warranties as to the accuracy or completeness of such information.

Aaa	Issuers or issues rated “Aaa” demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues. Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa	Issuers or issues rated “Aa” demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues. Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Issuers or issues rated “A” present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues. Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa	Issuers or issues rated “Baa” represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues. Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Issuers or issues rated “Ba” demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues. Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B	Issuers or issues rated “B” demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues. Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa	Issuers or issues rated “Caa” demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues. Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca	Issuers or issues rated “Ca” demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues. Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Issuers or issues rated “C” demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues. Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
   Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from “Aa” through “Caa.” The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
KEY TO STANDARD & POOR’S LONG-TERM ISSUE CREDIT RATINGS
   The information on credit ratings below was taken from Standard & Poor’s Rating Service, a division of The McGraw-Hill Companies, Inc. website disclosure on “Ratings Definitions.” The Fund makes no representations or warranties as to the accuracy or completeness of such information.

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C	Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.

C	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-) The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.	Not rated.

PART C: OTHER INFORMATION
ITEM 23. EXHIBITS

Exhibit Number		Description

A		Amended and Restated Declaration of Trust of Registrant(2)
B		Bylaws of the Registrant(3)
D		Investment Advisory Agreement dated as of November 17, 1994(2)
E	.1	Distribution Agreement dated as of November 30, 1994(2)
E	.2	Form of Selling Agreement(2)
G		Form of Custodian Agreement(1)
H		Transfer Agency and Service Agreement dated as of November 17, 1994(2)
I		Opinion and Consent of Kutak Rock LLP*
J		Consent of Registered Independent Public Accounting Firm*
P		Code of Ethics(3)

(1)	As filed with the Registration Statement on February 13, 1987.

(2)	As filed with Post-Effective Amendment No. 9 to the Registration Statement on December 6, 1994.

(3)	As filed with Form N-CSR on December 9, 2004.
(*) Filed herewith.
ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
   None.
ITEM 25. INDEMNIFICATION
   Under the terms of the Fund’s Declaration of Trust, dated as of February 13, 1987, as amended (“Declaration of Trust”), every trustee and officer of the Fund shall be indemnified to the fullest extent permitted by law, unless a court or body before which the proceeding was brought and adjudicated shall have found such person liable to the Fund or its shareholders by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of such person’s office (“Disabling Conduct”), or unless found by such court or body not to have acted in good faith in the reasonable belief that such person’s action was in the best interest of the Fund. In the event of a settlement, no indemnification may be provided unless there has been a determination that such person did not engage in Disabling Conduct (1) by a court or other body before whom the proceeding was brought, or (2) in the absence of such a determination, a reasonable determination, based upon a review of the facts, by (a) the vote of the majority of a quorum of directors who are neither “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. The complete provisions of this indemnification arrangement are set out in Article XII of the Declaration of Trust.
ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
   Freedom Funds Management Company, a Delaware corporation (the “Investment Adviser”), is the Registrant’s investment adviser. The Investment Adviser is a wholly owned subsidiary of Carbon County Holding Company, whose business address is 1200 Seventeenth Street, Suite 850, Denver, CO 80202.
   The Investment Adviser has engaged in no other business, profession, vocation or employment since its incorporation on November 7, 1986.

   The following individuals serve as Directors or officers of the Investment Adviser (unless otherwise indicated, each named individual has held the position or positions described under “Position With Investment Adviser” for at least the past two fiscal years):

Name	POSITION WITH INVESTMENT ADVISER

Fred R. Kelly, Jr.	Director, President, Secretary and
Treasurer(1)

Mary F. Phillips	Vice President and Assistant Secretary(2)

(1)	For the previous two fiscal years of the Fund, through November 30, 1994, Mr. Kelly served as Secretary and Treasurer to the Fund and was Vice President of the Investment Adviser through November 17, 1994.

(2)	For the previous two fiscal years of the Fund, through November 17, 1994, Ms. Phillips served as Operations Manager for the Investment Adviser.
   The principal business address of each of the foregoing persons is 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202.
ITEM 27. PRINCIPAL UNDERWRITERS
   (a) Not applicable.
   (b) Information required with respect to each director, officer or partner of the Underwriter, the principal underwriter named in the answer to Item 20:
SMITH HAYES FINANCIAL SERVICES CORPORATION

(3)
(1)	(2)	POSITIONS AND OFFICES
Name	POSITIONS AND OFFICES WITH	WITH REGISTRANT

UNDERWRITER

Thomas C. Smith	Chairman of the Board and CEO	None

Max H. Callen	Director and Senior VP	None

Allen J. Moore	Director and President	None

Sharon A. Shelley	Director, Senior VP, Secretary and Treasurer	None

Todd Peterson	Vice President	None

Bryan Schneider	Vice President	None

Robert Brady	Vice President	None

Russell Manners	Vice President	None

Bradley Knuth	Vice President	None

Cindee L. Devall	CCO and Vice President	None

Colleen T. Davis	Vice President	None

Kathleen A. Dewhurst	Vice President	None

Owen L. Saddler, Jr.	Vice President	None
   Unless otherwise noted, the principal business address of each of the foregoing persons is 200 Centre Terrace, 1225 L Street, P.O. Box 83000 Lincoln, Nebraska 68501.

   (c) Information required with respect to all commissions and other compensation received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

	NET UNDERWRITING	COMPENSATION ON
NAME OF PRINCIPAL	DISCOUNTS AND	REDEMPTIONS AND	BROKERAGE	OTHER
UNDERWRITER	COMMISSIONS	REPURCHASES	COMMISSIONS	COMPENSATION

SMITH HAYES	$287,652	N/A	$48,168	N/A
ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
   All accounts and records of the Registrant, and all documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder, are in the physical possession of Fred R. Kelly, Jr., at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202.
ITEM 29. MANAGEMENT SERVICES
   Not Applicable.
ITEM 30. UNDERTAKINGS
   Not Applicable.

SIGNATURES
   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) promulgated under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on January 30, 2006.

COLORADO BONDSHARES — A TAX EXEMPT FUND

By:	/s/ ANDREW B. SHAFFER

Andrew B. Shaffer, President, Secretary and Treasurer
   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

NAME	CAPACITY	DATE

/s/ GEORGE N. DONNELLY George N. Donnelly	Chairman of the Board of Trustees	January 30, 2006

/s/ ANDREW B. SHAFFER Andrew B. Shaffer	Trustee, President, Treasurer and Secretary	January 30, 2006

/s/ BRUCE G. ELY Bruce G. Ely	Trustee	January 30, 2006

/s/ JAMES R. MADDEN James R. Madden	Trustee	January 30, 2006

INDEX TO EXHIBITS

Exhibit Number	Description

I	— Opinion and Consent of Kutak Rock LLP
J	— Consent of Independent Registered Public Accounting Firm